UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SYNEOS HEALTH, INC.

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Notice of 2022 Annual Meeting and Proxy Statement Syneos Health Shortening the distance from lab to life.

Syneos health

[●], 2022

Dear Stockholder,

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Syneos Health, Inc. on Wednesday, May 25, 2022, at 8 a.m. EDT. The Notice of Annual Meeting of Stockholders and the Proxy Statement accompanying this letter describe the business to be conducted at the meeting and provide further information about Syneos Health.

We are energized by the evolution of Syneos Health as we begin our next chapter, leading with a product development mindset. We’ve developed innovative integrated offerings, enabled by data and technology, that position Syneos Health for long-term growth. In 2021, we continued to invest in our Dynamic Assembly® model and expanded our Decentralized Clinical Trial solutions through Illingworth Research Group and StudyKIK. We also continue to reap benefits from Kinetic™, our modern customer engagement capability.

Our product development mindset has transformed our operational structure, where we are now organized like our customers to work seamlessly for patients. This alignment of structure to strategy, infusing insights across the product development continuum, is designed to accelerate delivery for customers, colleagues, patients and communities. Our employees are responding to the new market dynamics and helping to further position Syneos Health as a truly unique company that supports our customers in bringing life-saving biopharmaceuticals to market.

We are optimistic about the year ahead and look forward to successfully delivering projects for our customers and improving the financial strength of our business for stockholders and employees.

As our results reflect, we achieved a number of notable accomplishments in 2021, including:

•

Syneos One®: Continued growth for Syneos One, our end-to-end product development platform, with the first commercial launch taking place. The second commercial launch from this portfolio is now underway following FDA approval for the underlying product in January.

•

New Acquisitions Accelerated Offerings: The acquisitions of StudyKIK and RxDataScience expanded our digitally enabled delivery in the clinical trial space, enhanced our patient engagement strategies and increased data-driven innovation for our customers.

•

Strong Commercial Solutions: Continued strength for our integrated solutions approach as demonstrated by revenue growth accelerating to 11.9%. Additionally, demand for our Full-Service Commercial offering remained high, resulting in full year gross awards growth of over 70% compared to 2020.

•

Medical Affairs: Introduced a full-service Medical Affairs offering that combines capabilities from across our business into an integrated offering, connecting our Real World Evidence, Health Economics and Outcomes Research, Medical Science Liaisons, Medical Communications and specialized consulting disciplines.

•

Resilient COVID-19 Response: As COVID-19 challenges persisted, we continued to respond, providing ongoing, “real-time” data monitoring, data cleaning and analysis to support our customers in bringing new therapies to market and healthcare providers as they provide critically needed patient care.

We also delivered on our value creation plan, growing total revenue for 2021 by 18.1% compared to 2020, increasing net income by 21.8% to $234.8 million in 2021 and increasing adjusted EBITDA by 20.8% to $765.3 million in 2021 and paying down our term loan debt to reduce net leverage to 3.6x as of December 31, 2021. This increase in profitability was primarily driven by growth in operating income and our Forward Bound initiatives, including improved efficiency through our Syneos Operations Network.

Syneos Health fosters career growth and development at the intersection of healthcare and technology. To drive our long-term success, we also strive to lead our industry in our Diversity, Equity and Inclusion efforts, recently launching a strategic business initiative aimed at continuing to attract and develop top talent. Currently, 68% of our total workforce are women and 32% of our employees in the United States identify with ethnic minority groups. In 2021, 33% of our new hires in the United States were minorities.

To help our diverse workforce thrive, we expanded our employee resource groups (“ERGs”) from four to seven in 2021, with more planned for 2022. As our employee footprint continues to grow in the Asia-Pacific, EMEA and Latin American communities, our ERGs will help to drive engagement and community for our colleagues.

For the first time, Syneos Health was included in the Human Rights Campaign Foundation's 2022 Corporate Equality Index (“CEI”), the United States’ foremost benchmarking survey and report measuring corporate policies and practices related to LGBTQIA+ workplace equality. This is the first time Syneos Health submitted to CEI for consideration, and with this baseline score, we better understand areas of improvement for better supporting our LGBTQIA+ colleagues.

As certain representatives of our former private equity sponsors resigned from our board in 2021, the Board took the opportunity to fill the seats with three highly qualified individuals, Dr. David S. Wilkes, Barbara W. Bodem and Alfonso G. Zulueta, who bring additional depth of biopharma expertise and unique perspectives to an already strong Board.

As a leader in the biopharma space, we are committed to decreasing our environmental footprint. Our carbon emissions are already smaller than companies in some other industries; however, we believe addressing the risks associated with global climate change is the right thing to do for our business and the world. To reinforce our commitment to achieving net-zero emissions by 2040, we signed The Climate Pledge, a global effort of companies and organizations to take collective action and solve the challenges of decarbonizing our economy.

Lastly, in September, we released our recent Sustainability Report and continue to make progress towards our goals. This is a top priority for us in the year ahead.

The last few years have presented unexpected challenges, both for the company and for us as individuals, and we have had to make difficult adjustments. Looking forward, we’re excited about the significant strides we continue to make in bringing the latest innovation and technology-enabled services to our customers to support our mission of helping customers accelerate the delivery of therapies that impact health worldwide.

We ask for your support on the items described in the Proxy Statement accompanying this letter so that we can continue this crucial work, now more than ever. We appreciate your continued investment in Syneos Health.

Alistair Macdonald Chief Executive Officer	John M. Dineen Chair of the Board

Notice of 2022 Annual Meeting of Stockholders

Syneos Health

DATE AND TIME	LOCATION	RECORD DATE
May 25, 2022 at 8:00 a.m. EDT	Online only via live webcast	March 28, 2022

You will be able to attend the 2022 Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SYNH2022 and entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials (“Internet Notice”) or any proxy card that you received, or on the materials provided by your bank or broker.

Agenda

Board Recommendation
Proposal 1	Election of the four Class II directors named in the accompanying Proxy Statement	FOR
Proposal 2

Approval of an amendment to the Certificate of Incorporation to phase-out the classified board structure and provide that all directors elected at or after the 2025 annual meeting of stockholders be elected on an annual basis

FOR
Proposal 3	Advisory (nonbinding) vote to approve our executive compensation (“Say-on-Pay”)	FOR
Proposal 4	Advisory (nonbinding) vote to approve the frequency of future Say-on-Pay votes	ONE YEAR
Proposal 5	Ratification of appointment of Deloitte & Touche LLP as our independent auditors	FOR

In addition, we will transact any other business properly presented at the meeting, including any adjournment or postponement by or at the direction of the Board of Directors.

A complete list of our stockholders entitled to vote at the meeting will be available for examination by any stockholder during the ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to Investor.Relations@syneoshealth.com, stating the purpose of the request and providing proof of ownership of company stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting.

Your Vote is Important

To make sure your shares are represented, please cast your vote as soon as possible in one of the following ways:

Internet Go to the website shown on your Internet Notice and follow the instructions	Telephone Use the toll-free number shown on your proxy card or voting instruction form	Mail Mark, sign and date your proxy card and return it in the provided postage‑paid envelope

By Order of the Board of Directors of Syneos Health, Inc.,

Jonathan Olefson
General Counsel and Corporate Secretary
Morrisville, North Carolina
[●], 2022

Table of Contents

Page

1	Proxy Statement Summary

2	About Syneos Health

5	Corporate Governance Matters

5	Board of Directors
10	Board Skills, Experience and Diversity
12	Role of the Board
12	How the Board is Selected and Refreshed
14	Independence of the Directors
14	Committees of the Board
16	How the Board is Organized
16	How You Can Communicate with the Board
17	How the Board is Paid
18	Risk Oversight and Polices Applicable to the Board

20	Proposal One – Election of Directors

21	Proposal Two – Amendment to Certificate of Incorporation to Phase-Out Classified Board Structure

22	Sustainability and Corporate Citizenship

27	Executive Compensation and Other Matters

28	Compensation Discussion and Analysis

28	Executive Summary
28	Our Company
28	Named Executive Officers
28	Our Executive Compensation Program
29	Compensation Philosophy
32	Results of 2021 Say-on-Pay Vote
32	Compensation Decision Roles
32	Compensation Consultant
32	Peer Group
33	Target Pay and Mix of Compensation Elements
34	Compensation Element Details

39	Compensation of Named Executive Officers

39	2021 Summary Compensation Table

Page

40	2021 Grants of Plan-Based Awards
41	Outstanding Equity Awards at Fiscal Year-End
43	2021 Option Exercises and Stock Vested
43	2021 Nonqualified Deferred Compensation
44	Employment Agreements
46	Summary of Potential Payments upon Termination of Employment or Change in Control
48	CEO Pay Ratio Disclosure

49	Proposal Three – Advisory (Nonbinding) Vote on Executive Compensation (“Say-on-Pay”)

50	Proposal Four – Advisory (Nonbinding) Vote on the Frequency of Future Say-on-Pay Votes

51	Proposal Five – Ratification of the Appointment of Independent Registered Public Accounting Firm

52	Audit Committee Report

54	Security Ownership of Certain Beneficial Owners and Management

56	Frequently Asked Questions about the Annual Meeting

60	Certain Relationships and Related Person Transactions

62	Additional Information

62	Stockholder Proposals
62	Proxy Solicitation
62	Delivery of Documents to Stockholders Sharing an Address
63	Annual Report on Form 10-K
63	Other Matters

64	Appendix A – Financial Reconciliations

66	Appendix B – Certificate of Amendment to the Certificate of Incorporation

Forward-Looking Statements

Certain statements in this proxy statement constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our business, strategy, financial position and results of operations and environmental, social and governance initiatives, including our commitment to have net zero emissions by 2040. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include, but are not limited to: risks associated with the COVID-19 pandemic; the Company’s potential failure to generate a large number of new business awards and the risk of delay, termination, reduction in scope, or failure to go to contract for our business awards; the Company’s potential failure to convert backlog to revenue; fluctuations in the Company’s operating results and effective income tax rate; the impact of potentially underpricing the Company’s contracts, overrunning cost estimates, or failing to receive approval for or experiencing delays with documentation of change orders; cyber-security and other risks associated with the Company’s information systems infrastructure; risks associated with doing business internationally; the need to hire, develop, and retain key personnel; the impact of unfavorable economic conditions, including the uncertain international economic environment; changes in exchange rates; impacts from increasing focus on environmental sustainability and social initiatives; the impact of, including changes in, government regulations and healthcare reform; the Company’s ability to keep pace with rapid technological change; the cost of and the Company’s ability to service its substantial indebtedness; other risks related to ownership of the Company’s common stock; and other risk factors set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021 as updated by the Company’s other SEC filings, copies of which are available free of charge on the Company's website at investor.syneoshealth.com. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Proxy Statement Summary

This Proxy Statement is furnished to the holders of our Class A common stock (“common stock”) in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Syneos Health, Inc. for use at the Annual Meeting of Stockholders (the “Annual Meeting” or the “meeting”) to be held on May 25, 2022 at 8:00 a.m. EDT and any continuation, postponement or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SYNH2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card (the “Proxy Card”) or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

Matters to Be Voted Upon

The following table states the proposals to be voted upon at the Annual Meeting and the voting recommendations of the Board with respect to each proposal:

Board Recommendation
Proposal 1	Election of four Class II directors	FOR
Proposal 2

Approval of an amendment to the Certificate of Incorporation to phase-out the classified board structure and provide that all directors elected at or after the 2025 annual meeting of stockholders be elected on an annual basis

FOR
Proposal 3	Advisory (nonbinding) vote to approve our executive compensation (“Say-on-Pay”)	FOR
Proposal 4	Advisory (nonbinding) vote to approve the frequency of future Say-on-Pay votes	ONE YEAR
Proposal 5	Ratification of appointment of Deloitte & Touche LLP as our independent auditors	FOR

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Proxy Card will vote your shares in accordance with their best judgment. This Proxy Statement and Proxy Card are being made available on or about [●], 2022 to our stockholders of record on March 28, 2022 (the “Record Date”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2022

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2021 are available at http://www.proxyvote.com

1

About Syneos Health

Overview

We are the only fully integrated biopharmaceutical solutions organization purpose-built to accelerate customer success. We lead with a product development mindset, strategically blending clinical development, medical affairs and commercial capabilities to address modern market realities for customers in the pharmaceutical, biotechnology, and healthcare industries. We offer both stand-alone and integrated biopharmaceutical product development solutions ranging from early phase (Phase I) clinical trials to the full commercialization of biopharmaceutical products, with the goal of increasing the likelihood of regulatory approval and commercial success while accelerating our customers’ delivery to patients in need worldwide. We bring a deep understanding of patient and physician behaviors and market dynamics. Together, we share insights, use the latest technologies, and apply advanced business practices to speed our customers’ delivery of important therapies to patients.

Our Clinical Solutions segment offers a variety of services spanning Phases I to IV of clinical development, including full-service global studies and real world evidence programs, as well as individual service offerings such as clinical monitoring, investigator recruitment, patient recruitment, data management, and study start-up to assist customers with their drug development process. Our Commercial Solutions segment provides commercialization services, including deployment solutions, communication solutions (public relations, advertising, and medical communications), and consulting services. We integrate our clinical and commercial capabilities into customized solutions by sharing knowledge, data, and insights. This collaboration across the development and commercialization continuum facilitates unique insights into patient populations, therapeutic environments, product timelines, and the competitive landscape.

WORKING TOGETHER WITH The latest technologies Advanced business practices Advantages of scale We are the unique combination of the best clinical and commercial minds To create better, smarter, faster ways accelerate biopharmaceutical development for our customers We lead with a product development mindset, strategically blending clinical development, medical affairs and commercial capabilities to address modem market realities.

~28,000 Employees 68% Women The Ability to Support Customers in More Than 110 Countries

2	2022 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

ABOUT SYNEOS HEALTH

Proactive Stockholder Engagement

WHO WE ENGAGE We engage a wide range of constituents, including: Institutional shareholders Proxy advisory firms ESG rating firms Industry thought leaders WHO IS INVOLVED IN ENGAGEMENT Our engagement program involves: Members of senior management Employees from many different functions of the Company, including investor relations, legal, executive compensation, human resources, and corporate social responsibility Oversight by our Board of Directors HOW WE ENGAGE We pursue multiple avenues for engagement, including: In person and virtual meetings Quarterly investor calls and other investor conferences and presentations Company-hosted outreach calls focused on ESG issues TOPICS OF ENGAGEMENT Our interactions cover a broad range of ESG and business topics, including Board composition and structure; compensation; business strategy; performance and execution; sustainability; diversity; human capital management; and Company culture. Below are examples of our 2021 engagements with stockholders and the broader corporate governance community 2021 COMMUNCATION AND ENGAGEMENT HIGHLIGHTS JANUARY J.P Morgan Healthcare Conference FEBRUARY Fourth Quarter and full year 2020 Earnings MARCH Publication of Proxy Statement APRIL First Quarter Earnings MAY Annual Meeting of Stockholders JUNE Jefferies Virtual Healthcare Conference Goldman Sachs Global Healthcare Conference AUGUST Second Quarter Earnings SEPTEMBER Publication of 2020 Sustainability Report Baird Global Healthcare Conference Engagement Meeting with Institutional Investors NOVEMBER Third Quarter Earnings Jefferies London Healthcare Conference Engagement Meetings with Institutional Investors DECEMBER Evercore ISI HealthCONx Conference

Responsiveness to Stockholder Feedback

We continued to place a high priority on engagement with our stockholders in 2021, proactively reaching out to stockholders representing approximately 68.2% of our outstanding shares. This outreach included engagement meetings with 15 institutional investors representing approximately 44.1% of our outstanding shares. Our stockholder engagement program provides a mechanism to discuss issues of importance to stockholders that affect our business, including our compensation philosophy, corporate governance practices, Environmental, Social & Governance efforts, and Diversity, Equity & Inclusion initiatives. The feedback was shared with and discussed by the Nominating and Corporate Governance Committee of the Board and members of senior management.

Throughout the year, we actively solicited feedback from stockholders on topical issues. The results of these discussions are summarized below:

3

CORPORATE GOVERNANCE MATTERS

Topic	Stockholder Feedback	Company Response
Classified Board of Directors	Several stockholders asked about the Company’s classified Board and plans to end the classified structure.

The Company is committed to high standards of corporate governance, including taking steps to achieve greater transparency and accountability to our stockholders. As such, at the 2022 Annual Meeting, the Board is asking stockholders to approve an amendment to the Company’s Certificate of Incorporation to phase-out the classified Board structure. For additional information, please see “Proposal Two–Amendment to Certificate of Incorporation to Phase-Out Classified Board Structure” beginning on page 21.

Board Diversity	Investors inquired about the racial, ethnic, and gender diversity of our Board of Directors.

Between June 2021 and January 2022, the Board appointed three new directors, each of whom brings racial, ethnic or gender diversity to our Board in addition to deep industry and professional expertise. For additional information, please see “Board Skills, Experience and Diversity” beginning on page 10.

Environmental, Social & Governance Strategy and Reporting	Investors inquired about our current ESG strategy, commitments and internal governance around ESG reporting.

To reinforce our commitment to achieving net-zero emissions by 2040, we signed The Climate Pledge, joining more than 300 global organizations to address the climate crisis and work towards solving the challenges of decarbonizing our economy. We are committed to reducing our negative effects on the physical environment and doing our part to support the shift to a low-carbon economy to lessen the impacts of climate change. For additional information, please see “Sustainability and Corporate Citizenship” beginning on page 22.

Transparency on EEO-1 Data	In light of recent calls for greater diversity and inclusion, a number of stockholders requested that we publicly disclose our Consolidated EEO-1 Report yearly.

We are publicly disclosing our EEO-1 Report in the interest of greater transparency. The EEO-1 Report is available on the Transparency section of our website. The contents of, or information accessible through, our website are not part of this Proxy Statement.

Executive Compensation	Stockholders were generally supportive of our executive compensation strategy.	For additional information, please see “Compensation Discussion and Analysis” beginning on page 28.

4	2022 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Corporate Governance Matters

Board of Directors

Our Board is comprised of eleven members, led by John M. Dineen who serves as our independent Chair. We have separated the position of the Chair of the Board and that of the Chief Executive Officer. While our Board believes the separation of these positions serves our Company well, and intends to maintain this separation where appropriate and practicable, the Board does not believe that it is appropriate to prohibit one person from serving as both Chair of the Board and Chief Executive Officer. We believe our leadership structure is appropriate given the size of our Company in terms of the number of employees and the historical experience and understanding of our Company and industry of each of Messrs. Dineen and Macdonald.

John M. Dineen  Independent Chair of the Board

Director since: 2018 Age: 58

Experience

•   Chief Executive Officer, GE Heathcare, the healthcare business of the multi-national technology, manufacturing and financial services conglomerate (2008-2014)

•   Various leadership positions within GE, including President and Chief Executive Officer of GE Transportation, President of GE Plastics, General Manager of GE’s Power Equipment business, and General Manager of GE’s Appliances, Microwave and Air-Conditioning businesses

•   Operating Advisor, Clayton, Dubilier & Rice LLC, an investment firm (2015–present)

Qualifications

•   More than 30 years of global management and operations experience across several industries, including healthcare, technology and international management experience

•   Experience serving on public company boards with global operations

Education

•   BS, Biology and Computer Science, University of Vermont

Other Boards

•   Cognizant Technology Solutions Corporation (Nasdaq: CTSH), a leading provider of information technology, consulting, and business process services (Finance and Strategy Committee (Chair) and Audit Committee)

•   Chair of the board of directors of Healogics and Carestream Dental

•   Board of Trustees, University of Vermont

Todd M. Abbrecht  Independent Director

Co-Chief Executive Officer, Thomas H. Lee Partners Director since: 2017 Age: 53 Committees: • Compensation and Management Development

Experience

•   Co-Chief Executive Officer and member of management committee, Thomas H. Lee Partners, a global private equity firm

•   Various roles at THL since 1992

•   Credit Suisse First Boston, mergers and acquisitions department

Qualifications

•   Extensive experience with healthcare services companies and service on the boards of public companies

•   Ability to provide insights regarding strategic and finance-related activities

Education

•   BSE, Finance, The Wharton School, University of Pennsylvania

•   MBA, Harvard Business School

Other Boards

•   CSafe Global

•   Professional Physical Therapy, Inc. (Compensation Committee)

•   Board of Trustees, Joslin Diabetes Center

•   Board of Trustees, Wellesley College

Former Boards

•   Aramark Holdings Corp. (NYSE: ARMK)

•   Curo Health Services, Inc.

•   Fogo de Chao (formerly Nasdaq: FOGO)

•   Healthcare Staffing Services, Inc.

•   Juvare Holdings, Inc.

•   Intermedix Corporation

•   Party City Holdco (NYSE: PRTY)

•   PCI Pharma Services Inc.

5

CORPORATE GOVERNANCE MATTERS

Barbara W. Bodem  Independent Director

Director since: 2022 Age: 54 Committees: • Audit

Experience

•   SVP and Chief Financial Officer, Hillrom Inc. (NYSE: HRC), a global medical technology company (2018-2021)

•   SVP of Finance, Mallinckrodt Pharmaceuticals, a specialty pharmaceutical manufacturer (2015–2018)

•   Prior roles at Hospira, Inc. and Eli Lilly & Company

Qualifications

•   Extensive experience in the healthcare sector

•   Finance background

Education

•   BS, Finance, Indiana University

•   MBA, Indiana University

Other Boards

•   Turning Point Therapeutics (Nasdaq: TPTX), a clinical-stage precision oncology company (Audit Committee (Chair) and Compensation Committee)

Former Board

•   Invacare Corporation (NYSE: IVC)

Bernadette M. Connaughton  Independent Director

Director since: 2019 Age: 63 Committees: • Audit

Experience

•   President, China, Latin America, Central and Eastern Europe and Middle East, Bristol-Myers Squibb Company, a pharmaceutical company (2016–2017)

•   President, European Markets, Canada and Australia, Bristol-Myers Squibb Company (2014–2016)

•   President, Intercontinental, Bristol-Myers Squibb Company (2013–2014)

•   Prior roles with Bristol-Myers Squibb Company as President, Japan, Pacific Rim, Australia and Canada; Senior Vice President, Cardiovascular and Metabolic Business Unit, U.S.; and Senior Vice President, Primary Care Marketing, U.S.

Qualifications

•   Three-decade career and expertise in biopharmaceutical launches and commercialization

•   Valuable experience across a wide range of geographic regions, including the U.S., Europe, Latin America, Asia-Pacific and Middle East regions

Education

•   BA, Johns Hopkins University

•   MBA, The Wharton School, University of Pennsylvania

Other Boards

•   Zealand Pharma A/S (Nasdaq: ZEAL), a biotechnology company focused on the discovery and development of innovative peptide-based medicines (Audit Committee)

•   Halozyme Therapeutics, Inc. (Nasdaq: HALO), a biotechnology company focused on novel biological and drug delivery approaches (Compensation Committee (Chair))

•   Editas Medicine, Inc. (Nasdaq: EDIT), a genome editing company (Organization, Leadership and Compensation Committee (Chair) and Nominating and Corporate Governance Committee)

•   Trustee, the Boys and Girls Club of Mercer County, New Jersey

Former Board

•   Visterra, Inc.

6	2022 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

Linda A. Harty  Independent Director

Director since: 2017 Formerly served as Lead Independent Director (August 2017 - December 2018) Age: 61 Committees: • Audit • Compensation and Management Development

Experience

•   Vice President, Treasurer of Medtronic plc (NYSE:MDT), a global company specializing in medical technology, services and solutions (2010–2017)

•   Executive Vice President, Treasurer, and CFO, Health Care Supply Chain Services, Cardinal Health (NYSE:CAH) (2005–2010)

•   Previously held financial leadership positions at RTM Restaurant Group (CFO), BellSouth, ConAgra and Kimberly-Clark

Qualifications

•   Extensive global experience in senior finance and accounting leadership across a variety of industries

•   Experience serving on global public company boards

Education

•   BBA, Finance and Economics, University of Wisconsin-Oshkosh

•   Certified Public Accountant (inactive)

Other Boards

•   Parker Hannifin (NYSE:PH), a Fortune 250 global leader in motion and control technologies (Audit Committee (Chair) and Corporate Governance and Nominating Committee)

•   Wabtec Corporation (NYSE: WAB), a Fortune 500 leading global provider of equipment, systems, digital solutions and value-added services for freight and transit rail (Audit Committee (Chair) and Nominating & Corporate Governance Committee)

•   Chart Industries, Inc. (NYSE: GTLS), a manufacturer of highly engineered equipment servicing multiple applications in the energy and industrial gas markets (Compensation Committee)

William E. Klitgaard  Independent Director

Director since: 2017 Age: 69 Committees: • Audit, Chair

Experience

•   Operating Executive, Avista Capital Partners, a leading private equity firm focused on healthcare (2020-2021)

•   President, Enlighten Health, a division of LabCorp (NYSE:LH) that focuses on innovation and creation of new information-based services utilizing core assets of LabCorp and Covance, Inc. (2015–2016)

•   19 years with Covance, one of the world’s largest contract research organizations, including three years as Corporate Senior Vice President and Chief Information Officer, and nearly twelve years as Corporate Senior Vice President and Chief Financial Officer

•   Finance leadership positions at Kenetech Corporation, a wind turbine manufacturer, and Consolidated Freightways, Inc., a freight service and logistics company

Qualifications

•   Experience in the contract research organization industry, including experience in finance and information technology

Education

•   BA, Economics, University of California at Berkeley

•   MS, Sloan Management School, Massachusetts Institute of Technology

Other Boards

•   XIFIN, Inc., a health information technology company

•   Inform Diagnostics, an anatomic pathology laboratory services company

•   Avista Public Acquisition Corp. II (Nasdaq: AHPA), a special purpose acquisition company (Audit Committee)

Former Boards

•   Certara L.P.

•   Liaison Technologies

•   Bioclinica, Inc.

7

CORPORATE GOVERNANCE MATTERS

Alistair Macdonald  Chief Executive Officer and Director

Chief Executive Officer, Syneos Health, Inc. Director since: 2016 Age: 52

Experience

•   Chief Executive Officer, Syneos Health, Inc. (since 2016)

•   Various roles with Syneos Health, Inc. and predecessor company INC Research Holdings, Inc., including President (2015–2016); Chief Operating Officer (2013–2016); President, Clinical Development Services (2012–2013); Executive Vice President of Global Oncology Unit (2011–2012); Executive Vice President, Strategic Development (2009–2011); and Senior Vice President, Biometrics (2002-2009)

Qualifications

•   Valuable perspective and experience as our Chief Executive Officer, and as a former Chief Operating Officer of our Company

•   Extensive knowledge of the CRO and biopharmaceutical industries

Education

•   MS, Environmental Diagnostics, Cranfield University

Other Boards

•   Association of Clinical Research Organizations

•   Medicines Discovery Catapult, an independent, not-for-profit company, funded by an agency of the UK government

Kenneth F. Meyers  Independent Director

President, Ken Meyers Associates LLC Director since: 2016 Age: 60 Committees: • Compensation and Management Development, Chair • Nominating and Corporate Governance

Experience

•   President at Ken Meyers Associates LLC, an executive coaching firm he founded in 2021

•   Advisor to the Chief Executive Officer at Hillrom, Inc. (NYSE:HRC), a global medical technology company (2020–2021)

•   Senior Vice President and Chief Human Resources Officer, Hillrom (2015–2020)

•   Senior Vice President and Chief Human Resources Officer, Hospira, Inc., a manufacturer and distributor of generic injectable pharmaceuticals, biosimilars and medical devices (2008 until its acquisition by Pfizer, Inc. in 2015)

•   Partner, Mercer/Oliver Wyman, a consulting firm specializing in leadership development (2004–2008)

•   Senior human resources roles for Starbucks Coffee International, The Gymboree Corporation, Walt Disney Imagineering and United Technologies Corporation

Qualifications

•   Direct knowledge of the challenges associated with building a global workforce in the biopharmaceutical industry from a human resources perspective

Education

•   BSE, International Business and Human Resource Management, The Wharton School, University of Pennsylvania

•   MBA, Harvard Business School

Other Boards

•   Elyssa’s Mission, a community-based non-profit organization dedicated to preventing teen suicide (Nominating and Corporate Governance Committee)

•   The Henry P. Kendall Foundation, an organization working to create healthy and sustainable food systems in New England (Compensation Committee (Chair))

•   The Norfolk Charitable Foundation

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Matthew E. Monaghan  Independent Director

President and Chief Executive Officer, Invacare Corporation Director since: 2016 Age: 54 Committees: • Audit • Nominating and Corporate Governance, Chair

Experience

•   President and Chief Executive Officer at Invacare Corporation (NYSE: IVC), a medical device manufacturer for the home and long-term healthcare markets (since 2015)

•   Senior Vice President and General Manager, R&D, Global Hips and Reconstructive Research for Zimmer Biomet Holdings, Inc. (formerly known as Zimmer Holdings, Inc.) (NYSE: ZBH), a global company that designs, develops, manufactures and markets orthopedic reconstructive, spinal and trauma devices, dental implants, and related surgical products (2009–2015)

•   Operating Executive for Texas Pacific Group (2006 to 2009)

•   Cerberus Capital Management (2003 to 2005)

•   13 years in the aerospace, medical and other industrial businesses of General Electric

Qualifications

•   Over three decades of experience in medical device development, operating management for private equity investors, and manufacturing

•   Financial oversight experience

Education

•   BS, Mechanical Engineering, Cornell University

•   MS, Mechanical Engineering, Massachusetts Institute of Technology

•   MBA, INSEAD Business School, France

Other Boards

•   Invacare Corporation (NYSE: IVC) (Chairman)

Former Board

•   Cleveland Clinic, Avon Lake Hospital

David S. Wilkes, M.D.  Independent Director

Director since: 2021 Age: 65 Committees: • Compensation and Management Development • Nominating and Corporate Governance

Experience

•   Co-Founder and Chief Scientific Officer, ImmuneWorks Inc., a biotechnology start-up company (since 2006)

•   Scientific Consultant, Magnolia Therapeutics, LLC, a pharmaceutical and medical manufacturer (since 2018)

•   Dean Emeritus, University of Virginia School of Medicine (since 2021)

•   Dean and James Carroll Flippin Professor of Medical Sciences, University of Virginia School of Medicine (2015-2021)

Qualifications

•   Extensive experience in the healthcare and research sectors

•   Experience in the contract research organization industry

Education

•   BA, Biology, Villanova University

•   MD, Temple University School of Medicine

Other Boards

•   Baxter International Inc. (NYSE: BAX), a global medical products company (Quality, Compliance and Technology Committee)

•   DevPro Biopharma, LLC, a clinical research and development accelerator (Advisory Board Member)

•   ImmuneWorks Inc.

•   National Director, Harold Amos Medical Faculty Development Program, Robert Wood Johnson Foundation, which seeks to increase underrepresented minority physician-scientists at leading medical schools in the United States

•   Board of Visitors, Lewis Katz School of Medicine at Temple University

•   Scientific Advisory Board, Magnolia Therapeutics, LLC,

•   Trustee, Villanova University

•   Advisory Board Member, Cartesian Therapeutics Inc., a biotechnology company

Former Boards

•   University Physicians Group, University of Virginia School of Medicine

•   University of Virginia Medical Alumni Association/Medical School Foundation Management Board

•   University of Virginia Health System, System Oversight Board

•   Ivy Foundation

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CORPORATE GOVERNANCE MATTERS

Alfonso G. Zulueta Independent Director

Director since: 2022 Age: 59

Experience

•   President, International Business Unit, Eli Lilly and Company, a leading pharmaceutical company (2017–2021)

•   Various roles at Eli Lilly and Company since 2008

Qualifications

•   Over three decades of experience in global strategic and leadership roles within the healthcare and pharmaceutical sectors

•   Valuable experience across a wide range of geographic regions, including Europe, Latin America, Asia-Pacific and Middle East regions

Education

•   BA, Economics, De La Salle University

•   MBA, Colgate Darden Graduate School of Business Administration at the University of Virginia

Other Boards

•   Calidi Biotherapeutics, Inc., a clinical-stage biotechnology company

•   CTS Corporation (NYSE: CTS), a global manufacturer of sensors, components, and actuators (Audit Committee, and Nominating, Governance and Sustainability Committee)

•   Glooko, Inc., a technology company providing personalized remote patient monitoring for diabetes and other related conditions

Former Boards

•   European Federation of Pharmaceutical Industries and Associations (EFPIA)

•   U.S.–Japan Business Council

Board Skills, Experience and Diversity

Listed below are the skills and experience that we consider important for our directors in light of our business strategy and structure. The directors’ biographies note each director’s relevant experience, qualifications, and skills relative to this list.

	Abbrecht	Bodem	Connaughton	Dineen	Harty	Klitgaard	Macdonald	Meyers	Monaghan	Wilkes	Zulueta
Skills and Experience
Accounting/ Auditing/ Risk Management		●			●	●
CEO/ Senior Leadership	●	●	●	●	●	●	●	●	●	●	●
Cybersecurity/ Information Security						●
Finance/Treasury Expertise	●	●			●	●			●
Global/ International			●		●	●	●	●			●
Human Capital/ Human Resources								●		●
Mergers & Acquisitions	●			●
Private Equity	●			●
Public Company Board	●	●	●	●	●				●	●	●
Industry Experience
Clinical Development						●	●			●
Commercialization			●				●				●
Healthcare Services	●			●	●		●			●
Pharmaceuticals		●	●					●		●	●
Medical Devices/ Technology		●	●		●			●	●
Banking/ Financial Services	●
Information Technology						●
Years on the Board
	4	0	2	3	5	5	5	5	5	0	0
Age
	53	54	63	58	61	69	52	60	54	65	59
Gender
	M	F	F	M	F	M	M	M	M	M	M

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Board Diversity Matrix (As of March 28, 2022)
Total number of directors	11
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	8	0	0
Part II: Demographic Background
African American or Black	0	1	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	1	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	3	6	0	0
Two or More Races or Ethnicities	0	1	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Gender 3 8 Male Female Tenure 5 3 3 <1 Year 2-4 Years 5 Years Age 2 4 5 <55 years 55-64 years 65+ years Racial and Ethnic Diversity 1 1 9 African American or Black Two or More Races or Ethnicities White

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CORPORATE GOVERNANCE MATTERS

Role of the Board

The Board is elected by the stockholders to oversee their interests in the long-term health and overall success of the Company’s business and financial results. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the stockholders. The Board oversees the proper safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company’s compliance with applicable laws and regulations and proper governance. The Board selects the Chief Executive Officer and oversees the members of senior management, who are charged by the Board with conducting the business of the Company.

Oversight of Strategy	Oversight of Risk

• The Board oversees and monitors strategic planning.

• Business strategy is a key focus at the Board level and embedded in the work of Board committees.

• Company management is charged with executing business strategy and provides regular performance updates to the Board.

• The Board oversees risk management.

• Board committees, which meet regularly and report back to the full Board, play significant roles in carrying out the risk oversight function.

• Company management is charged with managing risk, through robust internal processes and internal controls.

How the Board is Selected and Refreshed

Director Refreshment

The Nominating and Corporate Governance Committee regularly assesses the appropriate size and composition of the Board to make sure the Board has the right mix of skill sets, perspectives and experiences.

In 2021, our former private equity sponsors, Advent International Corporation (“Advent”) and funds affiliated with Thomas H. Lee Advisors, LLC (“THL”, and together with Advent, the “Former Sponsors”) disposed of all of their holdings of our stock. In connection with this change, three of our directors who were affiliated with the Former Sponsors exited our Board. This provided the Company with the opportunity to appoint three new directors to the Board who bring new skill sets, perspectives and experiences.

2021 -john Maldonado -Joshua M. Nelson Director exits +David S. Wilkes, M.D. -Thomas Allen 2022 +Barbara W. Bodem +Alfonso G. Zulueta Director additions

The Board does not have a mandatory retirement age, however, the Nominating and Corporate Governance Committee formally reviews the performance of each director in determining whether to recommend that each director be nominated for re-election. The average tenure of our directors is 3 years. Our Corporate Governance Guidelines and Principles also include a Director Resignation Policy. Pursuant to this policy, if one or more directors fails to receive the required vote for election or re-election, they must submit their resignation from the Board, with such resignation to be effective upon the acceptance by the Board. The Board generally has 90 days from the date of the certification of the election results to determine whether to accept the tendered resignation.

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Selection of Nominees for the Board of Directors

Director Nomination Process 1 Sources for Candidate Pool Directors Management Stockholders Independent search firm 2 In-Depth Review by Nominating and Corporate Governance Committee Screen qualifications Examine overall Board composition and balance Review independence and potential conflicts Consider diversity Interview Candidates 3 Recommend Slate of Nominees 4 Full Board Review 5 Board Nomination/Stockholder Election RESULT We have added three highly qualified and diverse directors in the past year.

The Nominating and Corporate Governance Committee is tasked with reviewing with the Board the appropriate skills and characteristics required of directors in evaluating which directors should stand for election and re-election to the Board as well as with identifying, screening and recommending new directors to serve on the Board. The Nominating and Corporate Governance Committee recognizes that addressing complex healthcare challenges requires contributions from diverse viewpoints and an inclusive, equitable space, and seeks to identify high-quality, committed and diverse directors to oversee the Company. The Nominating and Corporate Governance Committee considers overall diversity of candidates, taking into account race, ethnicity, gender, age, viewpoints, background, and experience in its director recruitment efforts. The Nominating and Corporate Governance Committee Charter calls for the Committee to consider diversity as a desirable characteristic in potential nominees.

The Board is committed to seeking out highly qualified women and minority candidates as well as candidates with diverse backgrounds, skills and experiences as part of each Board search the Company undertakes.

To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. In 2021, we retained a search firm to assist in identifying qualified candidates for director. The Nominating and Corporate Governance Committee has not formulated any specific minimum qualifications for director candidates, but has determined certain desirable characteristics, including independence, sound judgment, business specialization, technical skills, diversity and other desired qualities. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as a director.

The Nominating and Corporate Governance Committee values the input of stockholders in identifying director candidates. Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, 1030 Sync Street, Morrisville, North Carolina, 27560. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by applying substantially the same criteria as it follows for candidates submitted by others. The Nominating and Corporate Governance Committee generally considers the following criteria:

•	Personal qualities and characteristics, accomplishments and reputation in the business community;
•	Current knowledge and contacts in communities in which the Company conducts business and in the Company’s industry or other industries relevant to the Company’s business;
•	Ability and willingness to commit adequate time to Board and committee matters;
•

The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company; and

•	Diversity of viewpoints, background, experience and other demographics, e.g. ethnicity, gender and age.

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CORPORATE GOVERNANCE MATTERS

Independence of Directors

Our Board has undertaken a review of the independence of our directors and has affirmatively determined that Mses. Bodem, Connaughton and Harty, Messrs. Abbrecht, Dineen, Klitgaard, Meyers, Monaghan and Zulueta, and Dr. Wilkes are independent within the meaning of the Nasdaq Stock Market (“Nasdaq”) rules. While they served on our Board, former directors Thomas Allen, John Maldonado, and Joshua Nelson were also determined to be independent within the meaning of the Nasdaq rules. In addition, the Board has determined that Mses. Bodem, Connaughton and Harty and Messrs. Klitgaard and Monaghan meet the additional independence standards for audit committee members imposed by SEC regulations and the Nasdaq rules, and that Ms. Harty, Messrs. Abbrecht and Meyers, and Dr. Wilkes meet the additional standards for independence for compensation committee members imposed by the Nasdaq rules.

In order to promote open discussion among independent directors, our Board has a policy of regularly conducting executive sessions of independent directors at scheduled meetings and at such other times requested by an independent director.

Committees of the Board

Standing Committees of the Board of Directors

Our Board of Directors has adopted Corporate Governance Guidelines and Principles and charters for our Nominating and Corporate Governance Committee, Audit Committee, and Compensation and Management Development Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters and our Corporate Governance Guidelines and Principles by visiting “Investors—Corporate Governance—Governance Documents” on our website at www.syneoshealth.com. The following table provides membership information of each Committee of our Board:

NAME	AUDIT COMMITTEE	COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
John M. Dineen (Chair of the Board)
Todd M. Abbrecht		○
Barbara W. Bodem	○
Bernadette M. Connaughton	○
Linda A. Harty	○	○
William E. Klitgaard	●
Alistair Macdonald
Kenneth F. Meyers		●	○
Matthew E. Monaghan	○		●
David S. Wilkes, M.D.		○	○
Alfonso G. Zulueta

Financial Expert	● Chair ○ Member

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Audit Committee

Our Audit Committee members are Mses. Bodem, Connaughton and Harty and Messrs. Klitgaard (Chair) and Monaghan. Each member satisfies the independence requirements of Rule 5605(a)(2) and Rule 5605(c)(2) of the Nasdaq rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Audit Committee met seven (7) times during 2021. Our Audit Committee is responsible for, among other things, assisting the Board in overseeing and monitoring:

•    the integrity of our financial reporting processes;

•    our systems of internal control over financial reporting and disclosure controls and procedures;

•    the qualifications, engagement, compensation, independence and performance of our independent registered public accounting firm;

•    our independent registered public accounting firm’s annual audit of our financial statements and any engagement to provide other services;

•    risk management, including with respect to cybersecurity, information security, and data privacy;

•    our legal and regulatory compliance;

•    our policies and activities with respect to derivatives transactions entered into for hedging and risk management purposes;

•    our related person transaction policy; and

•    the application of our codes of business conduct and ethics as established by management and our Board.

Our Board has affirmatively determined that each of Mses. Bodem and Harty and Mr. Klitgaard qualifies as an “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC. The designation does not impose on them any duties, obligations or liabilities that are greater than those generally imposed on members of our Audit Committee and our Board.

Compensation and Management Development Committee

Our Compensation and Management Development Committee members are Ms. Harty, Messrs. Abbrecht and Meyers (Chair), and Dr. Wilkes. Each member satisfies the independence requirements of Rule 5605(a)(2) and Rule 5605(d)(2) of the Nasdaq rules. Our Compensation and Management Development Committee met five (5) times during 2021. Our Compensation and Management Development Committee is responsible for assisting our Board in overseeing our management compensation policies and practices and management development, including:

•    determining and approving the compensation of our Chief Executive Officer and other executive officers and Section 16 officers;

•    oversight of the Company’s programs and policies regarding diversity, equity and inclusion;

•    reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executives;

•    reviewing and approving incentive compensation policies and programs, and exercising discretion in the administration of those policies and programs;

•    reviewing and approving equity compensation programs, and exercising discretion in the administration of those programs;

•    assisting the Board in management development and succession planning; and

•    preparing the annual report of the committee required by the SEC rules to be included in our annual proxy statement.

The Committee may form and delegate any of its responsibilities to a subcommittee consistent with applicable law and SEC and Nasdaq rules. The Committee may also delegate to the Chief Executive Officer the authority to determine equity-based awards for non-executive employees.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee members are Messrs. Meyers and Monaghan (Chair) and Dr. Wilkes, each of whom is an independent director. Our Nominating and Corporate Governance Committee met six (6) times during 2021. Our Nominating and Corporate Governance Committee is responsible for, among other things:

•    assisting the Board in the oversight of our environmental, social and governance initiatives;

•    identifying, screening and reviewing individuals qualified to serve as directors and recommending to our Board candidates for nomination for election at the annual meeting of stockholders or to fill Board vacancies;

•    overseeing our policies and procedures for the receipt of stockholder suggestions regarding Board composition and recommendations of candidates or nominations by our Board;

•    developing, recommending to our Board and overseeing implementation of our Corporate Governance Guidelines and Principles; and

•    reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

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CORPORATE GOVERNANCE MATTERS

Meetings of the Board of Directors and Committees

During 2021, our Board held eight (8) meetings. From time-to-time, our Board may determine that it is appropriate to form a special committee to address a particular matter or matters not specific to one of its standing committees.

All of our current directors attended at least 75% of the aggregate of all meetings of the Board and all of the Committees on which they served during the period for which they served as a director in 2021. Although we do not have a formal written policy with respect to directors’ attendance at our annual meeting of stockholders, we generally encourage all directors to attend. All of our directors then in office, with the exception of Messrs. Abbrecht and Maldonado, attended the 2021 annual meeting of stockholders.

How the Board is Organized

Our Board is currently comprised of eleven members, divided into three classes as follows:

•	Class I, consisting of Barbara W. Bodem, Linda A. Harty and Alistair Macdonald;
•	Class II, consisting of Todd M. Abbrecht, John M. Dineen, William E. Klitgaard and David S. Wilkes, M.D.; and
•	Class III, consisting of Bernadette M. Connaughton, Kenneth F. Meyers, Matthew E. Monaghan and Alfonso G. Zulueta.

Under our current Certificate of Incorporation, upon the expiration of the initial term of office for each class of directors, each director in such class will be elected for a term of three years and will serve until a successor is duly elected and qualified or until his or her earlier death, resignation or removal. Any additional directorships resulting from an increase in the number of directors or a vacancy may be filled only by the directors then in office. Because only approximately one-third of our directors will be elected at each annual meeting, two consecutive annual meetings of stockholders could be required for the stockholders to change a majority of the board.

However, we are proposing an amendment to our Certificate of Incorporation to phase-out this classified Board structure and provide that all directors elected at or after the 2025 annual meeting of stockholders be elected on an annual basis, as described further in “Proposal Two–Amendment to Certificate of Incorporation to Phase-Out Classified Board Structure” beginning on page 21.

How You Can Communicate with the Board

The Board actively values stockholder input. Stockholders who wish to communicate with members of our Board, including the independent directors individually or as a group, may attend the annual meeting, send an email to investor.relations@syneoshealth.com, or send a letter in care of our Corporate Secretary at our principal executive offices at 1030 Sync Street, Morrisville, North Carolina 27560 for forwarding to the intended recipient(s). We currently do not intend to have our Corporate Secretary screen this correspondence, but we may change this policy if directed by the Board due to the nature or volume of the correspondence. We also conduct annual stockholder outreach and would be pleased to discuss setting up an individual engagement meeting.

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How the Board is Paid

Our directors who are employed by us or our subsidiaries do not receive any compensation from us for serving on our Board, although we do, like with other directors, reimburse their reasonable expenses incurred in connection with serving on our Board, including documented travel expenses to attend meetings. Currently, the only director employed by us is Alistair Macdonald.

In 2021, the Compensation and Management Development Committee engaged Exequity LLP to conduct an updated market assessment of our director compensation program. In light of the fact that our director compensation program had been unchanged since 2017 and was between the 25th percentile and median of our peer group, in May 2021, the Compensation and Management Development Committee determined to increase (i) the annual cash retainer for general Board service from $75,000 to $95,000 and (ii) the additional annual cash retainer for serving as Chair of the Board from $125,000 to $150,000, each effective July 1, 2021. In May 2021, the Compensation and Management Development Committee also increased the annual stock-based award retainer from $175,000 to $200,000. Because the committee retainers were consistent with the peer group, the Compensation and Management Development Committee determined no change to those components was warranted at that time.

In 2021, our standard non-employee director compensation arrangements for Board and Board committee services, as applicable, were as follows (cash fees are paid in quarterly installments in advance):

•	an annual cash retainer for general Board service of $75,000 (increased to $95,000 effective July 1, 2021);
•	an additional annual cash retainer for serving as Chair of the Board of $125,000 (increased to $150,000 effective July 1, 2021);
•

an annual stock-based award retainer for general Board service with an aggregate value per director of $200,000, which generally vests one year from the date of grant subject to continued Board service;

•

an annual cash retainer, per member (other than the Chair), for serving on the Audit Committee of $12,000; for serving on the Compensation and Management Development Committee of $7,750; and for serving on the Nominating and Corporate Governance Committee of $5,000;

•

an annual cash retainer for serving as the Chair of the Audit Committee of $28,500; for serving as the Chair of the Compensation and Management Development Committee of $20,000; and for serving as the Chair of the Nominating and Corporate Governance Committee of $15,000.

The following table provides the compensation paid in cash and stock-based awards granted to each non-employee director for their services during the year ended December 31, 2021:

NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)	TOTAL ($)

Todd M. Abbrecht (2)(3)	91,488	200,869	292,357

Thomas Allen (4)(5)	93,626	—	93,626

Bernadette M. Connaughton	97,000	200,869	297,869

John M. Dineen	222,500	200,869	423,369

Linda A. Harty	104,750	200,869	305,619

William E. Klitgaard	113,500	200,869	314,369

John Maldonado (4)(6)	41,375	—	41,375

Kenneth F. Meyers	110,000	200,869	310,869

Matthew E. Monaghan (7)	108,374	200,869	309,243

Joshua M. Nelson (3)(6)	41,375	200,869	242,244

David S. Wilkes, M.D. (8)	57,491	180,536	238,027

(1)

The reported amounts represent the grant date fair value of the awards computed in accordance with FASB ASC Topic 718, measured based on the closing price of the Company’s stock on the grant date. As of December 31, 2021, Mses. Connaughton and Harty and Messrs. Abbrecht, Dineen, Klitgaard, Meyers, and Monaghan each had outstanding 2,364 time-based restricted stock units with a grant date of May 12, 2021. As of December 31, 2021, Dr. Wilkes had outstanding 2,134 time-based restricted stock units with a grant date of June 15, 2021.

(2)

On June 15, 2021, the Board appointed Mr. Abbrecht as a member of the Compensation and Management Development Committee and removed him as a member of the Nominating and Corporate Governance Committee.

(3)

Prior to THL’s disposition of their holdings of our stock in June 2021, pursuant to the operative agreements among certain of the THL funds, any securities issued to persons serving as directors of portfolio companies of the THL funds, including Messrs. Abbrecht and Nelson, were to be held for the benefit of the THL funds. The stock award granted to Mr. Abbrecht on May 12, 2021 will be held by Mr. Abbrecht personally when it vests on May 12, 2022.

(4)	Messrs. Allen and Maldonado each waived their right to receive stock-based awards for their service on the Board.
(5)	Mr. Allen resigned from the Board effective November 12, 2021.
(6)	Messrs. Maldonado and Nelson each resigned from the Board effective June 14, 2021.
(7)	The Board appointed Mr. Monaghan as the chair of the Nominating and Corporate Governance Committee effective June 15, 2021.

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CORPORATE GOVERNANCE MATTERS

(8)

The Board appointed Dr. Wilkes to the Board and as a member of the Compensation and Management Development Committee and the Nominating and Corporate Governance Committee, in each case effective June 15, 2021.

Risk Oversight and Policies Applicable to the Board

While our senior management has responsibility for the management of risk, our Board plays an important oversight role. Our Board regularly reviews our market and business risks during its meetings and each of its Committees assists the Board in the oversight and monitoring of risks associated with its respective area of responsibility.

BOARD OVERSIGHT The Company believes that its Board leadership structure supports the risk oversight function of the Board The Board implements its risk oversight function both as a whole and through delegation to Board committees, which meet regularly and report back to the Board. COMMITTEES AUDIT COMMITTEE Oversees risk related to our accounting tax, financial and public disclosure processes Oversees risks associated with our financial assets Oversees risk related to derivative transactions entered into for hedging and risk management purposes Oversees risk related to cybersecurity, information security, and data privacy Oversees risk related to legal and regulatory compliances COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE Oversees risk related to human capital management, including compensation and benefit plans and policies Oversees workforce diversity, including receiving quarterly workforce gender and ethnicity statics Assists the Board in management development and succession planning NOMINATION AND CORPORATE GOVERNANCE COMMITTEE Seeks to minimize risks related to governance structure by implementing sound corporate governance principles and practices Assists the Bard with the oversight of our environmental ,social and governance initiatives, including monitoring environmental risks ROLE OF MANAGEMENT The Board and the Audit Committee monitor and oversee the evaluation if the effectiveness of the internal controls and the risk management program. While the Board and its committees oversee risk management, Company management is charged with management risk. The Company has robust internal processes and an effective internal control environment that facilitate the identification and management of risks and regular communication with the Board These include an enterprise risk management (‘’ERM”) program, quarterly Disclosure Committee meetings, Codes of Business Conduct, a strong Legal Department and Compliance and Ethics Office, and a comprehensive internal and external audit process, Management communication routinely with the Board, Board committees and individual Directors. Directors are free to communicates directly with senior management.

Each of our Committees typically reports to the full Board at each quarterly Board meeting and also as appropriate on its efforts at risk oversight and on any matter that rises to the level of a material or enterprise level of risk.

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Code of Business Conduct and Ethics and Code of Ethics

We have adopted a Code of Business Conduct and Ethics relating to the conduct of our business by all of our employees, officers, and directors, as well as a Code of Ethics for Principal Executive Officer and Senior Financial Officers. These policies are posted under “Investors—Corporate Governance—Governance Documents” on our website at www.syneoshealth.com. We intend to post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers from, any provision of these codes. Additionally, we have adopted an Insider Trading Compliance Policy to establish guidelines for our directors, officers and employees regarding transactions in our securities, and Policy Statement Guidelines for Corporate Disclosure for the disclosure of information related to our Company to the investing public, market analysts, brokers, dealers, investment advisors, and the media.

Anti-Hedging Policy

Our Board has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees, certain of their family members and any entities they control from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, whether such securities were granted as compensation or are otherwise held, directly or indirectly.

Stock Ownership Guidelines

Our Board of Directors has adopted stock ownership guidelines applicable to (i) our Chief Executive Officer; (ii) all other executives who report directly to the Chief Executive Officer; and (iii) all non-employee directors. The Board believes that requiring these executives and non-employee directors to maintain a significant personal level of stock ownership further aligns the long-term interests of the Company’s senior management and board members with those of stockholders.

The ownership requirement may be satisfied through direct and indirect beneficial ownership of our stock, and unvested time-based restricted stock units. Restricted stock units that remain subject to achievement of performance goals, such as unearned performance restricted stock units, will be excluded, but shares underlying such awards will be counted to the extent applicable performance goals have been achieved, even if the award remains subject to time-vesting restrictions. Shares underlying options will not count towards the ownership levels.

The ownership requirements are expressed in dollar values and are calculated as multiples of salary or retainer as follows:

Chief Executive Officer	5 times base salary
Other Executives	2.5 times base salary
Non-Employee Directors	3 times annual cash retainer

The ownership requirements are expected to be achieved within five years of a person first becoming subject to the stock ownership guidelines. As of March 28, 2022, our executives and non-employee directors for whom the phase-in compliance period had ended had all met their ownership requirements under the stock ownership guidelines.

The Compensation and Management Development Committee conducts annual evaluations to assess progress toward or compliance with the ownership requirement. Such assessment is made as of the last trading day of the fiscal quarter immediately preceding the regularly scheduled meeting of the Committee during which the evaluation occurs (such last trading day, the “Determination Date”) and will be based on (i) the average of the Fair Market Values (as defined in the Company’s 2018 Equity Incentive Plan, as may be amended from time to time) per share of Company common stock for the 15 trading days prior to and including the Determination Date and (ii) the officer’s base salary or director’s annual cash retainer, as applicable, as of the applicable Determination Date. Participants who have not met the ownership requirement by the necessary date (i.e., after taking into account the applicable compliance period) will not be permitted to sell or otherwise transfer shares received under equity grants made after November 1, 2014, either in trading plans under Rule 10b5-1 or otherwise.

Pre-Clearance for Section 16 Officers and Directors

All members of the Board and all Section 16 Officers, including our Named Executive Officers, must obtain pre-clearance from the General Counsel or the Chief Financial Officer, as appropriate, prior to making any sale, purchase, gift, or other transaction in Company securities. We work with our plan administrator to restrict the accounts of all Section 16 Officers and Directors, effectively restricting any activity in their Company securities that are held with our plan administrator. This restriction and requirement for pre-clearance are mechanisms the Company uses to administer the stock ownership requirements for executives and our clawback policy, which help ensure that executives act in the best interest of Syneos Health and our stockholders.

19

Proposal One Election of Directors

Our Class II directors, Todd M. Abbrecht, John M. Dineen, William E. Klitgaard, and David S. Wilkes, M.D., have been nominated to serve for a three-year term expiring in 2025. The Class I and Class III directors, who were elected for terms expiring at the annual meetings in 2024 and 2023, respectively, will remain in office.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented by the proxy for the election as Class II directors of the persons whose names appear below, each of whom is currently a director and each of whom has consented to be named in this Proxy Statement and to serve if elected. In the event that any nominee is unable to serve or for good cause will not serve as a director at the time of the meeting, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. We do not expect that any nominee will be unable or will decline to serve as a director. If you are a beneficial owner of shares held in street name and you do not provide your broker with voting instructions, your broker may not vote your shares on the election of directors. Therefore, it is important that you vote.

The name of and certain information regarding each Class II director nominee is set forth below. When Dr. Wilkes was initially identified as a candidate to serve on the Board, he was recommended by the Company’s third-party search firm and then went through the Nominating and Corporate Governance Committee’s rigorous vetting process. For additional information regarding each Class II director and information regarding our directors remaining in office, please see “Corporate Governance Matters—Board of Directors” above. This information is based on data furnished to us by the nominees and directors. There is no family relationship between any director, executive officer or person nominated to become a director or executive officer. The business address for each nominee and director for matters regarding the Company is 1030 Sync Street, Morrisville, North Carolina 27560.

Required Vote

For each Class II director nominee to be elected, the votes cast for such nominee must exceed the votes cast against such nominee. This means that each of the Class II director nominees must receive more "FOR" votes than "AGAINST" votes in order to be elected as a Class II director. Abstentions and broker non-votes will have no effect on the election of directors.

The Board of Directors unanimously recommends that stockholders vote FOR the election of the four Class II director nominees listed below.

Class II Directors with Terms Expiring in 2022 and Subsequent Terms Expiring in 2025

NAME	AGE	POSITION(S) WITH SYNEOS HEALTH, INC.	DIRECTOR SINCE

Todd M. Abbrecht	53	Director	August 2017

John M. Dineen	58	Director, Chair of the Board	December 2018

William E. Klitgaard	69	Director, Chair of the Audit Committee	March 2017

David S. Wilkes, M.D.	65	Director	June 2021

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Proposal Two Amendment to Certificate of Incorporation to Phase-Out Classified Board Structure

Currently, the Certificate of Incorporation (the “Certificate of Incorporation”) of the Company provides for a classified Board, divided into three classes of directors, with each class consisting, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board and each class elected for a three-year term.

After considering the advantages and disadvantages of declassification, including the feedback received from our stockholders, the Board has determined it is in the best interests of the Company and its stockholders to amend the Certificate of Incorporation to declassify the Board over the next three years.

The Board of Directors unanimously has approved, and recommends that the Company’s stockholders approve, an amendment to the Company’s Certificate of Incorporation to phase-out the classified Board structure and provide for the annual election of all directors beginning with the 2025 annual meeting of stockholders. The affirmative vote of the holders of 66 2/3% of the outstanding shares of stock entitled to vote at the Annual Meeting is required to approve this proposal.

Because brokers may not cast a vote on this proposal without your instruction, it is very important that you vote your shares.

The proposed amendment to the Certificate of Incorporation would eliminate the classification of the Board over a three-year period and provide for the annual election of all directors beginning at the 2025 annual meeting of stockholders. The proposed amendment to the Certificate of Incorporation would become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, which the Company would file promptly following the Annual Meeting if our stockholders approve the amendment. Board declassification would be phased-in over a three-year period, beginning at the 2023 annual meeting of stockholders, as follows:

Nominees at this Annual Meeting will be elected to serve a three-year period ending at the 2025 annual meeting.

Directors whose terms end at the 2023 annual meeting will continue to serve until that meeting. At the 2023 annual meeting, each director nominated for election would be elected for a two-year term ending at the 2025 annual meeting.

Directors whose terms end at the 2024 annual meeting will continue to serve until that meeting. At the 2024 annual meeting, each director nominated for election would be elected for a one-year term ending at the 2025 annual meeting.

At the 2025 annual meeting, all nominees presented for election to the Board would be elected to one-year terms.

If this proposal is approved, beginning with the 2025 annual meeting of stockholders, all directors would stand for election at each annual meeting of stockholders for a one-year term expiring at the subsequent annual meeting of stockholders. The proposed amendment does not change the number of directors or the Board’s authority to change that number and to fill any vacancies or newly created directorships.

Delaware law provides, unless otherwise addressed in the certificate of incorporation, that members of a board that is classified may be removed only for cause. The proposed amendment provides that, once the Board is fully declassified as of the 2025 annual meeting of stockholders, directors may be removed with or without cause. Before that time, directors may be removed only for cause. In addition, the proposed amendment includes certain non-substantive changes to remove references to the Company’s former Stockholder’s Agreements with the Former Sponsors that are no longer applicable.

The proposed Certificate of Amendment to the Certificate of Incorporation is attached to this Proxy Statement as Appendix B. Stockholders are urged to read the proposed Certificate of Amendment in its entirety.

If this Proposal Two is approved, the amendment will become legally effective upon the filing with the Delaware Secretary of State of the Certificate of Amendment to the Company’s Certificate of Incorporation. The Company would make that filing promptly after the Annual Meeting if our stockholders approve the amendment. If this Proposal Two is not approved, the Board of Directors will remain classified and approximately one-third of the Board of Directors will stand for election in any given year pursuant to the Company’s Certificate of Incorporation.

Required Vote

The affirmative vote of the holders of 66 2/3% of the outstanding shares of stock entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will have the same effect as voting against this proposal.

The Board of Directors unanimously recommends that stockholders vote FOR Proposal Two to amend the Certificate of Incorporation as described in this Proxy Statement.

21

Sustainability and Corporate Citizenship

Our Environmental, Social and Governance (“ESG”) practices are foundational to our culture, embodying who we are and guiding how we work. We start by asking ourselves “How can we be good stewards of ourselves, our partners, our neighbors and our communities?” Actively listening to and championing employee and external stakeholder insights has helped shape our ethical, philanthropic and sustainability practices. We believe actively managing our ESG efforts, including the evolution of our policies, standards and responsible business practices, is key to how we stay resilient during difficult times.

Our Nominating and Corporate Governance Committee assists the Board in the oversight of our ESG initiatives and the Compensation and Management Development Committee assists the Board in the oversight of our programs and policies regarding diversity, equity and inclusion.

Strengthening Our People

Culture

Our culture is based on our shared purpose, Shortening the Distance from Lab to Life®, which aligns our employees and the customers we serve. This purpose is surrounded by three agile-oriented Values, designed to foster innovation: Challenge the Status Quo, Collaborate to Deliver Solutions, and Passionate to Change Lives.

•

Challenge the Status Quo: United with our customers, every day we advance molecules, devices, and the channels we use to reach physicians and patients. We see what exists and ask how we can make it better. Ultimately, patients are waiting for a therapy that could change their lives.

•

Collaborate to Deliver Solutions: We work across our Company, and across our disciplines, sharing ideas, respecting one another’s opinions and providing constructive feedback. We know that collaboration with our colleagues and with our customers unlocks creativity, innovation, and new solutions.

•

Passionate to Change Lives: Each life we positively impact makes our work worthwhile. We’re motivated by the promise of medicine and hold ourselves accountable to leverage our expertise and experience to partner, side-by-side with our customers, to help transform health experiences.

This environment is fueled by a belief in caring for our collective wellbeing, which we refer to as Total Self. This belief enables employees to be their authentic selves at work, fostering a diverse, equitable, and inclusive culture.

CHALLENGE the status quo PASSIONATE to change lives COLLABORATE to deliver solutions

Commitment to Total Self

Our belief in Total Self is part of our agile, contemporary culture where diverse viewpoints and an inclusive, equitable space empower employees to succeed to their highest potential. As a Syneos Health community, the total health of our employees—including their emotional, physical, financial and community well-being—is essential to ensure they are equipped to lead satisfying and healthy professional and personal lives. This commitment includes dedicated physical well-being programs, employee assistance programs and mental health training, financial counselling, and community connections. This community focus is further bolstered by our 2020 Sustainability Report, demonstrating our commitment to our ESG efforts, which highlights the purposeful actions both our employees and the Company are making to create a more sustainable world.

TOTAL SELF MIND BODY COMMUNITY

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Sustainability and Corporate Citizenship

Diversity, Equity and Inclusion

We strive to lead our industry in our Diversity, Equity and Inclusion (“DE&I”) efforts both internally and externally. We believe that addressing complex healthcare challenges requires contributions from diverse viewpoints and an inclusive, equitable space where our employees are able to succeed to their highest potential. We strive to foster a work environment that includes and embraces racial, ethnic, and gender diversity and other individual differences.

Our policies prohibit unlawful discrimination based on race, color, creed, gender, religion, marital status, age, national origin or ancestry, genetic information, physical or mental disability, medical condition, sexual orientation, gender expression or identity, or any other characteristic protected by applicable law.

The emphasis placed on DE&I by the Company and by our Board is demonstrated by the inclusion of DE&I metrics in the materials for each meeting of the Compensation and Management Development Committee of the Board. Our DE&I strategy is enabled by our DE&I Council, which was established in 2020. The DE&I Council is led by our CEO and an Executive Leadership Team member and is comprised of employees who are representative of our global, regionally diverse workforce. The DE&I Council oversees and strategically plans for diversity and inclusion within our Company. The DE&I Council’s purpose is to provide strategic structure to enable internal progress towards our goals and to positively impact our people, customers and communities. The DE&I Council and Employee Resource Groups (“ERGs”) also partner together to make recommendations to management. For example, we added Martin Luther King Jr. Day to our 2022 United States Holiday calendar based upon the recommendation of our Black ERG. These three DE&I pillars—People, Customers and Community—help guide our efforts to make a meaningful difference within our organization and beyond.

People includes participation in the CEO Action for Diversity & Inclusion Pledge and McKinsey’s Leadership Academy Programs (Black Leadership Academy-US / EMEA and Asian Leadership Academy-US), mandatory Unconscious Bias Training requirements, formal mentoring / reverse mentoring, participation in the Corporate Equality Index (CEI) survey and enhancing our ERGs, which include:

• Black ERG • LGBTQIA+ ERG • Veteran ERG • Women’s ERG	• Persons with Disabilities ERG • Asian ERG • Developing Professionals ERG

Nearly 2,500 employees across the world participate in these ERGs where grassroots, employee-designed efforts are complemented with external resources such as the Healthcare Businesswomen’s Association development, Proud Science Alliance and recognition programs.

A multi-year initiative is underway to increase the diversity in our leadership (director and above). This diversity lens extends across the globe and employee journey. See “People Data Snapshot” below for a detailed breakdown of the diversity of our employees.

Customer actions include advancing our integrated approach to driving greater patient diversity in clinical trials through education, grounded in a conscious call to action within the industry and with our customers. This includes internal Diversity in Clinical Trials webinar training and an external four-part webinar series—Blazing a Trail to Clinical Trial Diversity—where our experts, in partnership with our customers, discuss increasing trial diversity, overcoming operational challenges, case studies for success and the future.

In 2021, we launched the Syneos Health Patient Diversity Sprint! as a strategic initiative to shape the future of clinical research and increase diversity among trial participations across our entire portfolio. With a focus on diversity driving our transformative approach to research, we are making an industry-leading impact for the patients we serve.

Community actions include identifying one organization per region and exploring partnerships to help advance our DE&I goals and support employee actions such as volunteering, pro bono work and charitable giving.

We continue to build momentum in our determined, action-oriented approach to building our DE&I strategy with intention and purpose.

23

SUSTAINABILITY AND CORPORATE CITIZENSHIP

People Data Snapshot

Global Gender Data

The charts below show the self-identified gender diversity of all employees worldwide and leaders at the director level and above worldwide. This data reflects our ongoing focus to support gender diversity at multiple levels within the Company.

Gender Diversity of Employees Worldwide 32% 68% Female Male Gender Diversity of Leaders Worldwide 44%56%Female Male

United States Ethnicity Data

The charts below show the self-identified racial and ethnic identity of our United States employees and leaders at the director level and above. This data has helped to inform 2021 initiatives around increasing our diversity at the leadership level.

Racial and Ethnic Identity of United States Employees 2% 68% 6% 10% 13% White Black Asian LatinX Two or More Races Native Hawaiian/Other Pacific Islander (<1%) American Indian/Alaska Native (<1%) Racial and Ethnic Identity of United States Leaders 1% 4% 9% 5% 81% White Black Asian LatinX Two or More Races Native Hawaiian/Other Pacific Islander (<1%) American Indian/Alaska Native (<1%)

All percentages based on the total number of employees who have voluntarily disclosed their gender and/or ethnic identity.

Safety and Health

The safety, health, and welfare of our employees are paramount to us. We work closely with our customers and regulatory agencies to continuously monitor our employees’ working conditions and implement measures to ensure their wellness. During 2021, in response to the ongoing COVID‑19 pandemic, we continued extensive safety measures to protect our employees, enabling the organization to continue to work with customers pursuing innovative ways to get effective therapies to patients as quickly as possible. These efforts included a U.S. employee vaccination mandate, adherence to stringent safety protocols for employees working at clinical study sites, and compliance with local government regulations. Extensive internal and external CEO-led communications supported by our medical community further supported these measures, making all stakeholders aware of the precautions taken to protect the health and safety of our employees and their families, our customers, patients, and communities.

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Sustainability and Corporate Citizenship

Recruitment, Retention and Development

The primary ways we recruit and retain employees are by (1) ensuring that our compensation and benefits are competitive in our industry and in local labor markets, (2) ensuring our leadership and development programs support our culture and values while preparing people for the future, and (3) maintaining an effective service delivery model conducive to work-life balance and employee needs.

Our Global Talent Acquisition Team leverages numerous resources including industry networks, online and social media platforms, university relations, and industry-focused career events to source talent for open positions. Candidates are thoroughly screened and evaluated against job-specific skills, experience, and education criteria. We continuously work at improving our candidate experience, which has been recognized seven years in a row with a North American Candidate Experience (“CandE”) Award, awarded by the Talent Board for excellence in Talent Acquisition.

In early 2021, we dedicated a small group of professionals, reporting to the Chief Human Resources Officer and the Chief Development Officer & Global Head Clinical Development Solutions, to focus on increased demand for clinical resources with an ultimate focus on our talent acquisition and retention strategies. This small and impactful team, called Enabling our Talent Advantage, or “ETA” is imbedded in the business and Human Resources (“HR”) organizations and focuses on talent optimization. Going beyond simply hiring replacements and additions, this team works with business leaders and our HR Centers of Excellence to refine policies, practices, and procedures to make it easier to join, work, and stay at Syneos Health. Examples of ETA initiatives include improving our internal mobility policy, developing feeder pools for key roles in support of our early talent strategy, and developing a line manager curriculum to better and more simply equip managers to support our workforce.

We regularly evaluate our compensation and benefit programs using external market data and feedback from our Global Talent Acquisition Team and have established processes to make necessary revisions. Our Total Rewards Team introduced a new global salary structure to drive consistent enterprise-wide compensation and job level practices, ensuring our compensation remains competitive in the many countries in which our employees reside.

Developing Our People for Current and Future Success. We offer extensive, award-winning training programs that provide regulatory, business, foreign language, and management training and other opportunities for professional and personal development. As part of our empowered employee experience, we offer a suite of tools to assist employees to proactively own their careers and aim to reach their highest professional potential. These opportunities include a mix of company-wide, role-based or business-specific individualized courses and programs to drive career development. As an organization with solutions spanning the product development spectrum and numerous corporate functions, we encourage internal mobility to support retention.

Ensuring Competence and Qualification. Syneos Health is the only organization to have achieved the prestigious and internationally recognized Silver Workforce Accreditation from the International Accrediting Organization for Clinical Research in 2020. We offer credentialed, competency-based training programs for clinical monitoring employees to provide customers and investors with confidence that our CRAs are trained to a high standard. Credentials are available at all levels, including entry level (CRA I), intermediate (CRA II), and advanced (Senior CRAs).

Specific training highlights for 2021 include the design of our Business Leader Program, built by some of our leaders for fellow senior leaders across the Company. The program lasts six months and features executive coaching, customized simulation trainings, cohort leader labs, and assessments against a newly developed Syneos Health Great Leader profile. Our Great Leader profile attracts, retains, and develops diverse talent, creates and maintains strong customer relationships, instills a sense of ownership and accountability, leads using a growth and enterprise mindset, and balances strategic thinking with execution.

Our pipeline leadership programs for aspiring, first-line, experienced, and senior managers now center around our Great Leader profile and these programs cover every step in a manager’s journey. These programs are accessible to all employees to develop and enhance their leadership skills and are purposely designed to support each person to meet their unique development and career needs. One of our values is “Collaborate to Deliver Solutions,” which encourages employees to learn from the expertise of their peers and to share knowledge and experience with colleagues using self-service coaching and mentoring, software to support mentoring and innovative reverse mentoring programs.

Listening and Learning

As a high-value product solutions organization, our employees fuel our business. We are committed to listening at key moments that matter, learning and deploying actionable insights to shape the empowered employee experience. Key elements of our listening strategy include our regular pulse surveys that are conducted regularly to capture the ongoing sentiment of our people when they join the organization in week-one, after 90 days, at specific points in time or at major milestones through the year, as well as at the time of exit. This data helps us stay connected to the real-time experiences of our people and provides the insight we need to grow into the future.

25

SUSTAINABILITY AND CORPORATE CITIZENSHIP

In April 2021, we launched an anonymous Emotional Wellbeing survey. Our Total Self Culture recognizes that individuals are unique and can range anywhere on the spectrum from healthy and thriving, to times of challenge and distress. Responses from this survey have helped us better understand the experiences and perspectives of our people during the pandemic to inform resources and tools that help our people thrive at Syneos Health.

In June 2021 we launched a global survey to all employees to capture their home working experience. Responses from this survey are being leveraged to inform our flexible footprint, including (1) helping our leaders make informed decisions around long-term employee working arrangements; (2) guiding future actions, policies and investments to support productivity, technology, collaboration and engagement in office and virtual work environments; and (3) optimizing our future office footprint based on the evolving needs of our business, customers and employees.

Active listening supports our aspiration to create a leading insights-driven, product development organization that is fueled by top talent and a collaborative, inclusive culture.

Strengthening Our Planet

We are conscious of our impact on the environment. As we continue to grow, we embed our belief in the importance of building sustainable business practices in everything we do. In March 2022, we announced that we joined The Climate Pledge, committing to achieve net zero carbon emissions by 2040. We are committed to reducing our negative effects on the physical environment and doing our part to support the shift to a low-carbon economy to lessen the impacts of climate change. In 2022, we are working to identify key operational and behavioral changes we can make to minimize our footprint, such as implementing more eco-conscious travel guidance.

As we think about our corporate real estate portfolio, our sustainability efforts are focused on three areas where we believe we can deliver the highest impact:

•	Energy Conservation - When considering new office space, Syneos Health prioritizes properties that are sustainable and green certified (e.g., LEED-certified or equivalent).
•	Waste Management - Syneos Health is committed to minimizing waste and empowering our employees to participate in reduce, reuse and recycle programs.
•	Green Construction - Syneos Health incorporates sustainability criteria into the design, construction and renovation of our office space.

Strengthening Our Communities

Syneos Health is only as strong as our people and the communities that nurture them. Rooted in our shared purpose—Shortening the Distance from Lab to Life—our approximately 28,000 employees are passionate about improving lives and the health of the places where we live and work through employee-driven philanthropic and volunteer efforts. Over the past two years, Syneos Health has supported our communities through donations to nearly 40 health-related and disaster-relief organizations, including Black Emotional and Mental Health Collective (BEAM), Handisport, In2scienceUK, Oxygen for India, Soldiers, Sailors, Airmen & Families Association (SSAFA), The Trevor Project, and Women Deliver.

Recognition

We regularly receive recognition for both what we do and how we do it. In 2021 some of these recognitions included:

•

Our North American Talent Acquisition Team has been recognized for the seventh time by the Talent Board, with the Candidate Experience Award for our commitment to candidates and the experiences they receive

•	The Queen's Awards for Enterprise: International Trade 2021 awarded to Illingworth Research Group, a Syneos Health Company
•

Syneos Health Learning Solutions was recognized as a four-time category winner in the 2021 Training Magazine Network Choice Awards (Gamification, Leadership Development, Learning Portal, and Assessment)

•	MedReps.com 2021 Best Places to Work in Medical Sales
•	Human Rights Campaign Corporate Equality Index score of 75, our first year participating

Our 2020 Sustainability Report, aligned with the Sustainability Accounting Standards Board (SASB) disclosure recommendations, provides additional information on our ESG efforts and is available on our website at www.syneoshealth.com/esg.

Neither our 2020 Sustainability Report nor any other information contained in our website is incorporated by reference into this Proxy Statement or any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

2020 Sustainability Report Syneos Health Strong

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Executive Compensation and Other Matters

Compensation Committee Report

The Compensation and Management Development Committee has reviewed and discussed the following Compensation Discussion and Analysis (“CD&A”), with our Company’s management. Based on this review and discussion, the Compensation and Management Development Committee recommended to our Board that the CD&A be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which is filed with the SEC.

THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE OF THE BOARD OF DIRECTORS

KENNETH F. MEYERS, Chair

TODD M. ABBRECHT

LINDA A. HARTY

DAVID S. WILKES, M.D.

Contents of the Compensation Discussion and Analysis

27

Compensation Discussion and Analysis

Executive Summary

•

The COVID-19 pandemic recovery continued to impact our employees, operations and customers in 2021. Despite posting a stock price gain of approximately 50% for the year, and record cash flow from operations, our revenue and profitability did not meet our goals set at the beginning of the year.

•

In 2021, we continued our record of performance-based and stockholder-aligned executive compensation. Our CEO’s compensation opportunity is 87.0% variable, 71.4% is long-term oriented, and 51.3% is performance-conditioned. We have earned more than 98% support on every say-on-pay vote since we became a public company in 2014.

•

Our named executive officers did not receive annual cash incentives for 2021. Performance on our internal financial metrics did not reach threshold performance levels for our 2021 Management Incentive Plan and our named executive officers (“NEOs”) did not receive annual cash incentives for 2021.

•

Performance-based restricted stock units granted in 2019 were earned at 88% of target. Performance for adjusted earnings per share exceeded targets for 2019 and 2021 but fell below target in 2020 due to the impact of COVID-19 and Return on Invested Capital performance was slightly below target.

Our Company

We are the only fully integrated biopharmaceutical solutions organization purpose-built to accelerate customer success. We lead with a product development mindset, strategically blending clinical development, medical affairs and commercial capabilities to address modern market realities for customers in the pharmaceutical, biotechnology, and healthcare industries. We offer both stand-alone and integrated biopharmaceutical product development solutions ranging from early phase (Phase I) clinical trials to the full commercialization of biopharmaceutical products, with the goal of increasing the likelihood of regulatory approval and commercial success while accelerating our customers’ delivery to patients in need worldwide.

We pay for performance and believe our compensation philosophy, discussed in the section below, is effective, market-appropriate and in line with stockholder expectations.

Named Executive Officers

This Compensation Discussion and Analysis (“CD&A”) provides information regarding our compensation program and describes the compensation packages for the following individuals, whom we refer to in this Proxy Statement as our NEOs:

•	Alistair Macdonald, Chief Executive Officer and Director;

•	Jason Meggs, Chief Financial Officer;
•	Michael Brooks, Chief Development Officer & Global Head Clinical Development Solutions;
•	Michelle Keefe, President, Medical Affairs & Commercial Solutions;
•	Paul Colvin, Chief Business Officer; and
•	Jonathan Olefson, General Counsel and Corporate Secretary.

Mr. Colvin was no longer an executive officer at the end of the year. He is included as an NEO in accordance with SEC rules because he would have been an NEO if he was serving as an executive officer at the end of the year.

Our Executive Compensation Program

Our compensation strategy has consistently focused on providing total compensation packages designed to attract and retain high-caliber executives and to incentivize them to achieve company performance goals that are closely aligned with stockholder interests. We emphasize pay-for-performance and long-term value creation for our stockholders, compensating our executives with a combination of base salary, short-term cash incentives and long-term equity incentives, with our incentive compensation opportunity being weighted more heavily than base salary. Accordingly, a significant portion of our executives’ compensation is at risk. We believe these elements combined with retirement, other benefits and severance provide clear accountability and rewards for producing results.

We believe our Company is competitive with our peer group and ensures our NEOs have appropriate incentives to deliver short-term results, while also creating long-term stockholder value.

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Compensation Discussion and analysis

Compensation Philosophy

Our executive compensation philosophy is designed to align pay with performance. Our executives are accountable for the performance of the business and are compensated based on that performance. Our executive compensation programs are designed to attract and retain top executive talent and motivate them to achieve outstanding operational and financial performance through our company values. This performance, in turn, builds value for our stockholders.

The Compensation and Management Development Committee (referred to in this CD&A as the “Committee”) seeks to achieve the following goals in connection with our executive compensation program and decisions regarding individual compensation:

•	Link compensation to annual and long-term performance goals structured to align the interests of NEOs with those of our stockholders;

•	Align compensation with our corporate strategies and business objectives, including short-term operating goals and long-term strategic objectives;
•

Promote the achievement of key strategic and financial performance measures by linking short-term and long-term cash and equity incentives to the achievement of measurable corporate and individual performance goals

•	Competitively position our NEOs’ compensation opportunities with those of our peer group so we can attract, motivate and retain high-level executive talent essential to our long-term success; and
•	Ensure simplicity and transparency in compensation policies and programs, including pay equity and fairness.

Elements of our Executive Compensation Program

Overall, the Committee believes the Company’s executive compensation policies and programs are effective, market-appropriate, and in line with stockholder expectations. The following key elements of our executive compensation program are designed to align the interests of our NEOs and other senior executives with the interests of our stockholders:

COMPENSATION ELEMENT	KEY FEATURES AND PURPOSE	FISCAL YEAR 2021 ACTIONS
Base Salary

Fixed annual cash compensation to attract and retain talented executives.

Base salary increases are considered every year in the context of market practice and to reflect the scope and complexity of each executive’s position. Actual positioning varies to reflect each executive’s skills, experience, and performance in role.

The Committee did not increase the base salary of the CEO and only increased the salary of Mr. Olefson and Mr. Brooks in 2021. Mr. Olefson’s annual base salary was increased from $465,000 to $500,000 effective January 2021 to further align his salary with the market. Mr. Brooks’ base salary increased from $500,000 to $567,000 in November 2021 to recognize his increase in responsibilities in connection with his appointment as the Company’s Chief Development Officer, Clinical Solutions.

Management Incentive Plan (“MIP”) Cash Incentive Award

Performance-based cash incentives intended to motivate short-term decisions and reward short-term outcomes that the Committee believes will support long-term value creation for stockholders. Payouts are based on the results achieved as determined by the Committee after evaluating our performance against pre-established, short-term financial goals. In addition, we must achieve a minimum level of Adjusted EBITDA for any executive to receive a payment under the MIP, which is subject to the Committee’s discretion.

For our 2021 fiscal year, the MIP included two financial performance measures: MIP Revenue and MIP EBITDA, as defined below under “Compensation Element Details–Cash Incentives–Annual Cash Incentives”. Achievement of approximately 96.5% of the MIP Revenue and 93.5% of the MIP EBITDA performance targets were required to receive any MIP funding for the respective measures.

Individual MIP opportunities are expressed as a percent of base salary and vary for executives based on their positions. Target MIP award opportunities are generally established so that total annual cash compensation (base salary plus target MIP) approximates the median of our peer group. The range of potential MIP payouts is zero to 200% of target.

For our 2021 fiscal year, the actual performance for MIP Revenue and MIP EBITDA was slightly below minimum threshold. Our NEOs did not receive any MIP payments for 2021 due to the results being below threshold. While we believe COVID-19 continued to impact our results in 2021, no adjustments were made in response to the impact.

29

Compensation Discussion and analysis

Long-Term Incentive (“LTI”) Compensation	We grant stock-based compensation awards annually to motivate long-term creation of stockholder value, to reward achievement of multi-year financial objectives, and to retain key talent.

The Company continued to grant performance-based equity awards in 2021. The annual LTI grant made in January 2021 included performance-based restricted stock units (“PRSUs”) (50% of the total target award value) and time-based restricted stock units (“RSUs”) (50% of the total target award value).

Performance-based restricted stock unit vesting: NEOs receive PRSUs, which vest only upon achievement of goals established by the Committee for the three-year performance period. The potential number of PRSUs that can vest ranges from zero to 150% of the target number of PRSUs granted.

The PRSUs granted in 2019, 2020, and 2021 are based on two evenly-weighted-metrics designed to vest at the end of the related three-year performance periods following the grants. Metrics used are based on the achievement of Adjusted Earnings Per Share (“Adjusted EPS”) (for each individual year) and Return on Invested Capital (“ROIC”) (in year three). At the end of the performance period for each individual year, the pre-approved Adjusted EPS goals will be measured for the year to determine the appropriate number of PRSUs earned in that year.

The PRSUs granted in 2019 included performance measures for 2019, 2020, and 2021 which vested in 2022 as follows: Adjusted Earnings Per Share of 109% and 77% for the ROIC measurement ending in 2021 following the Committee’s exercise of discretion to remove the impact of acquisitions. The combined overall vesting for these two equally-weighted measures produced overall vesting of approximately 88% for the 2019 PRSUs.

The portion of the PRSUs granted in 2020 that was allocated to Adjusted EPS for the fiscal year 2021 satisfied performance targets for the year and are expected to vest in 2023 at 101% of target. In addition, at the end of the three-year performance period, the pre-approved ROIC goals will be measured to determine the number of PRSUs earned during that period. All earned PRSUs will vest in early 2023 once the Committee certifies performance, subject to continued service.

The portion of the PRSUs granted in 2021 that was allocated to Adjusted EPS for the fiscal year 2021 satisfied performance targets for the year and are expected to vest in 2024 at 113% of target. In addition, at the end of the three-year performance period, the pre-approved ROIC goals will be measured to determine the number of PRSUs earned during that period. All earned PRSUs will vest in early 2024 once the Committee certifies performance, subject to continued service.

	Time-based restricted stock unit vesting: The time-based RSUs are designed to incentivize stock value creation over time and to retain executive talent.	The time-based RSUs granted in January 2021 vest in three approximately equal annual installments commencing on the first anniversary date of the grant, contingent upon continued service.

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Compensation Discussion and analysis

Compensation Governance Highlights

The Committee has instituted a number of corporate governance features related to executive compensation, which are highlighted below:

What We Do	What We Don’t Do

Periodic Risk Assessment – At least annually, the Committee assesses whether our compensation programs encourage behavior that would create risks reasonably likely to have a material adverse effect on our Company. The Committee has concluded it does not.

No Gross-Ups – We do not provide for tax reimbursement payments or gross-ups in the event of any "golden parachute" excise taxes or otherwise.

Performance-Based Equity Awards – 50% of our total target annual LTI awards are performance-based equity awards which are measured over a three-year performance period and cliff vest after the end of the three-year period.

No Above-Market Returns – We do not offer preferential or above-market returns on compensation deferred by our NEOs.

Incentive Clawbacks – The Company maintains a clawback program, which allows for recovery of all or a portion of any incentive compensation (both cash incentives and equity incentives) awarded to the NEO related to restatements of our financial statements or misconduct.

No Guaranteed Salary Increases – Employment agreements for our NEOs do not contain any guaranteed contractual salary increases. The Committee determines our CEO’s salary increases, if any, and, together with our CEO, any salary increases for our remaining NEOs.

Limited Perquisites – The Company provides limited perquisites to NEOs, including executive physicals to our NEOs to ensure executives maintain their health.	No Repricing of Stock Options – The Company’s equity plans prohibit repricing of stock options without stockholder approval.

Provision of Annual LTI Awards – We annually make awards of long-term incentives that are tied to stock performance. The overlay of these awards helps mitigate the possibility of behaviors that would enhance incentive earnings in one year at the expense of future performance results.

No Hedging – Our Insider Trading Compliance Policy prohibits officers, employees and directors from hedging of our stock. For additional information, see “Anti-Hedging Policy” under “Corporate Governance Matters” elsewhere in this Proxy Statement.

Short-Term Incentive Cap – Our incentive plans include a cap on payout opportunities. This mitigates against the possibility of excessively high earnings potential that could motivate inappropriate behavior.

No Pledging – Our Insider Trading Compliance Policy prohibits officers, employees and directors from pledging of our stock. For additional information, see “Anti-Hedging Policy” under “Corporate Governance Matters” elsewhere in this Proxy Statement.

Employment Agreements – Our executives have at-will employment and letter agreements.

“Double-Trigger” Change-in-Control Acceleration – Employment agreements for our NEOs contain “at-will” employment provisions, and both a change-in-control and a qualifying termination of service are required to accelerate vesting of the NEO’s equity grant(s).

Stock Ownership Guidelines – We require our NEOs and non-employee directors to achieve and maintain designated stock ownership levels, including 5x base salary for our CEO, which ensure their investment in Syneos Health’s long-term success. More information on our stock ownership guidelines is available on page 19.

Annual Say-on-Pay Advisory Vote – The Board previously determined that the Say-on-Pay vote will be held annually until the next stockholder vote on the frequency of the Say-on-Pay vote, which will occur at this Annual Meeting. Our Board has recommended that stockholders vote in favor of holding an advisory vote on executive compensation every year because our Board believes that holding the advisory vote every year will allow stockholders to provide timely, direct input on our executive compensation philosophy, policies and practices and is consistent with our efforts to engage in an ongoing dialogue with stockholders on executive compensation and corporate governance matters.

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Compensation Discussion and analysis

Results of 2021 Say‑on‑Pay Vote

At the 2021 Annual Meeting, 98.1% of the shares present and entitled to vote at the 2021 Annual Meeting cast votes in favor of the “Say-on-Pay” proposal. The Committee believes that the Say-on-Pay vote at our 2021 Annual Meeting endorsed our Company’s compensation philosophy and programs and is reflective of the continued focus on evolving our executive compensation strategy. The Committee will continue to monitor stockholder feedback each year as it reviews and establishes future executive compensation programs. Following the Say-on-Pay vote at this Annual Meeting, our next Say-on-Pay vote is expected to be held at our 2023 Annual Meeting.

Compensation Decision Roles

The Committee develops the compensation program for our NEOs and other executive officers, which includes authorizing all equity-based awards, recommending or reporting its decisions to the Board, and overseeing the administration of the compensation programs for the Company’s NEOs. While the Committee has the sole responsibility for developing the program, it solicits advice from the Committee’s independent consultant, Exequity LLP (the “Consultant”), which provides market level compensation and practices as further described below. The CEO uses this information in recommending targets, evaluating performance, recommending appropriate salary and incentive awards, and making proposals for changes in our NEOs’ compensation packages (other than his own). The CEO also participates in Committee meetings at the request of the Committee to provide background information regarding his recommendations. However, our CEO does not have a vote on Committee matters. Our Chief Human Resources Officer participates in and assists the Committee on compensation and governance matters, at the Committee’s discretion. Multiple times during the year, the Committee holds executive sessions without our CEO or other executive officers to facilitate the exchange of candid views among Committee members and to establish our CEO’s compensation.

At least annually, the CEO reviews the performance of each NEO and other executives (other than himself) and makes recommendations to the Committee with respect to salary adjustments and incentive amounts. The Committee’s annual review of the CEO’s performance includes feedback directly from the Board and indirectly from members of our senior management team. The Committee also develops the compensation program for non-employee directors with the assistance of the Consultant. A description of the Committee’s responsibilities is in the Committee’s Charter available under “Investors - Corporate Governance - Governance Documents” on our website at www.syneoshealth.com.

Compensation Consultant

The Committee’s Consultant provides advice and assistance to the Committee in developing the compensation program for our NEOs, as well as for other senior executives. The Consultant was engaged by, reports directly to, and carries out responsibilities as assigned by the Committee. The Consultant provides information regarding market compensation levels and practices, assists the Committee in the review and evaluation of such compensation levels and practices, and advises the Committee regarding compensation decisions, particularly with respect to the compensation of our CEO. The Consultant also provides information and advice on non-employee director compensation. At the discretion of the Committee, a principal of the Consultant attends meetings of the Committee and communicates with the Chair of the Committee between meetings to provide timely advice on questions and decisions before the Committee. The Committee has direct access to the Consultant throughout the year.

The Committee has the sole authority to retain and terminate the Consultant and to approve the Consultant’s fees and all other terms of its engagement with the Consultant. The Consultant does not provide services to the Company (directly or indirectly through affiliates) other than those provided to the Committee. The Committee has considered the independence factors in applicable SEC rules and Nasdaq listing standards and other facts and circumstances and concluded that the services performed by the Consultant do not raise any conflict of interest.

Peer Group

The Committee considers competitive marketplace practices in making its compensation decisions by reviewing our executive compensation program and comparing it to compensation paid to executives in comparable roles at comparably sized peer group companies including companies with whom we compete for talent. We do not target any specific market position in establishing compensation, but generally aim to have a compensation program that is in line with the market, as determined by the collected market information. We also consider the performance of our Company with respect to comparative historical financial and stockholder returns of our peer companies and the impact of compensation on our current-year operating budget. The Committee and Consultant review the peer group every year to ensure the companies remain appropriate and relevant for use in competitive compensation analysis. As part of this review, the Consultant and Committee compare criteria including size by revenue, the complexity of our business, customer base, services provided, geographic scope, and market capitalization of several companies in our industry to be potential peer companies. Our peer group consisted of the following 18 companies at the time the Committee reviewed our executives’ compensation for 2021, which was re-confirmed by the Committee in May 2021.

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Compensation Discussion and analysis

Agilent Technologies, Inc.	Endo International plc	Perrigo Company plc
AMN Healthcare Services, Inc.	ICON Public Limited Company	PPD, Inc.
Bio-Rad Laboratories, Inc.	IQVIA Holdings Inc.	PRA Health Sciences, Inc.
Catalent, Inc.	Laboratory Corporation of America Holdings	Quest Diagnostics Incorporated
Cerner Corporation	Mettler-Toledo International Inc.	Waters Corporation
Charles River Laboratories International, Inc.	PerkinElmer, Inc.	West Pharmaceuticals Services, Inc.

Target Pay and Mix of Compensation Elements

We do not employ a purely formulaic approach for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation, or among the different forms of non-cash compensation. Instead, the Committee determines what it believes to be the appropriate level and mix of our compensation elements to retain our senior management team, motivate them and align their interests with those of our stockholders.

Historically, the Committee has weighted a higher level of the total target compensation mix to equity-based compensation. We provide a portion of our executive compensation in the form of PRSUs that cliff vest after three years and RSUs that vest annually over three years, with 50% of the total target equity award grant being performance-based. We believe our approach to compensation supports the retention of our executives and aligns their interests with those of our stockholders by encouraging executives to participate in the long-term success of our Company and create stockholder value.

The following illustration provides information regarding fiscal 2021 compensation for NEOs, including the mix between performance-based and fixed elements; how performance-based compensation was allocated between annual and long-term incentive elements; and how total compensation was allocated between cash and equity components. Compensation reflected in the graph below includes salary, target annual incentive opportunity, and the grant-date fair value of long-term incentives granted during 2021 and excludes the value of other benefits and perquisites, which are minimal. RSUs are included in variable pay below because the value varies with stock performance.

As shown in the chart, a substantial portion of our executives’ total compensation opportunity is variable, 87.0% for our CEO and an average of 76.1% for our other NEOs.

CEO 15.6% Annual Incentive Target 13.0% Base Salary 51.3% Performance Linked 35.7% Target PRSUs 35.7% Time-based RSUs 87.0% Variable pay OTHER NEOS 16.7% Annual Incentive Target 23.9 Base Salary 46.4% Performance Linked 29.7% Target PRSUs 29.7% Time-based RSUs 76.1% Variable Pay

In determining current and future compensation, the Committee considers the economic value as well as the retention value of prior equity grants received by our NEOs, as well as internal equity, which means we review each NEO’s compensation against the compensation of our other senior team members and other Company employees generally. In determining the reasonableness of a NEO’s total compensation, the Committee considers not only individual and corporate performance compared to targets, but also the nature of each element of compensation provided, including salary, annual cash incentives, and long-term incentive compensation, as well as the executive’s severance and change-in-control arrangements.

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Compensation Discussion and analysis

Compensation Element Details

Total direct compensation (in millions) for each of our NEOs in 2021 is illustrated in the table below. More information about the design and outcomes for each element is provided in subsequent sections.

Alistair Macdonald Jason Meggs Michael Brooks Michelle Keefe Paul Colvin Jonathan Olefson BASE SALARY $1.11 $0.60 $0.51 $0.57 $0.57 $0.50 ANNUAL INCENTIVE $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 LONG-TERM INCENTIVE $7.11 $2.01 $1.06 $1.73 $1.73 $1.28 SPECIAL ONE-TIME INCENTIVE PAYMENT $0.00 $0.00 $2.29 $0.00 $0.00 $0.00 TOTAL DIRECT COMPENSATION $8.22 $2.61 $3.86 $2.30 $2.30 $1.78

In connection with the commencement of his employment, Mr. Brooks received a one-time cash incentive of $250,000 and a one-time grant of RSUs with a grant date fair value of $2.04 million.

Base Salary

We use base salary to recognize the experience, skills, knowledge, responsibilities and performance in role of our NEOs. When establishing base salaries for 2021, the Committee considered the compensation of executives in our peer group. In addition, the Committee reviews a variety of other factors, including but not limited to:

•	the historic salary levels of the executive;

•	the nature of the executive’s responsibilities;
•	the availability of well-qualified candidates who could assume the executive’s role;
•	the executive’s tenure and performance in their current role at our Company;
•	the executive’s history and performance holding positions of similar or greater responsibility at previous place(s) of employment;
•	general economic conditions; and
•	the Company’s financial performance.

Base salary is intended to aid in the attraction and retention of talent in a competitive market and is targeted at the market median, although actual salaries may be higher or lower as a result of various factors, including those given above as well as internal pay equity within the Company and the degree of difficulty in replacing the individual. The Consultant provides the Committee with benchmark data as part of the review process. In connection with the annual review, no change was made to the CEO’s base salary. Mr. Olefson’s salary was increased at the beginning of 2021 from $465,000 to $500,000 to further align his salary with the market. Mr. Brooks’ salary was increased from $500,000 to $567,000 in November 2021 to recognize his increase in responsibilities in connection with his appointment as the Company’s Chief Development Officer, Clinical Solutions and to align with comparable positions in our peer group. No other NEOs had salary increases during 2021.

Cash Incentives

Annual Cash Incentives

Overview

Our compensation philosophy connects our executives’ potential annual earnings to the achievement of annual performance objectives designed to support execution of our business strategies. The Management Incentive Plan (“MIP”) is intended to reward accomplishment of organizational goals and specific individual performance objectives identified as critical to our success. The MIP provides for the payment of cash bonuses dependent upon achievement of predetermined corporate financial performance targets, as well as certain measures specific to individual performance.

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Compensation Discussion and analysis

Individual MIP Targets

The overall MIP potential varies depending upon the NEO’s position. Each NEO’s MIP target represents the percent of salary that NEO may potentially receive as an annual bonus if the Company achieves the pre-determined goals established by the Committee for the year. Mr. Olefson’s MIP target was increased at the beginning of 2021 from 50% to 70% to further align his annual cash incentive with the market. For 2021, the MIP targets for each of our NEOs were as follows:

EXECUTIVE	MIP TARGET (% OF BASE SALARY)

Alistair Macdonald	120%

Jason Meggs	70%

Michael Brooks	70%

Michelle Keefe	70%

Paul Colvin	70%

Jonathan Olefson	70%

Potential MIP payouts for 2021 ranged from zero to 200% of each NEO’s MIP target, so that executives could earn above-target payouts if actual performance significantly exceeded predetermined annual goals, could earn below-target payouts, or could earn no payouts if performance was below the minimum thresholds established for the year.

End-of-Year Assessment Process

Following the end of each fiscal year, the Committee, with the assistance of our CEO, for all NEOs other than himself, reviews actual results and performance against the goals for such fiscal year and determines the amounts, if any, of the annual cash incentives to be paid to our NEOs under the MIP. The Committee reserves the right to reduce MIP payouts for an individual NEO or for the executive team as a whole, based on its judgment of individual or the executive team’s performance against certain goals or other environmental factors related to the business.

Financial Performance Metrics

The 2021 MIP performance goals included two financial measures: MIP Revenue, weighted at 66% of total MIP target, and MIP EBITDA, weighted at 34% of total MIP target. Our MIP Revenue is defined as the Company’s revenue reduced by the total reimbursable expenses of our clients and excludes certain non-recurring financial impacts as determined by the Committee. The 2021 actual MIP Revenue was reduced to exclude revenues of companies acquired during 2021 as they were not contemplated when the 2021 MIP performance goals were established.

Our MIP EBITDA is defined as the reported Adjusted EBITDA excluding the amount of MIP-related expense recorded during the year and certain non-recurring financial impacts as determined by the Committee. EBITDA represents earnings before interest, taxes, depreciation and amortization. The Company defines Adjusted EBITDA as EBITDA, further adjusted to exclude expenses and transactions that the Company believes are not representative of its core operations, namely: acquisition-related deferred revenue adjustments; restructuring and other costs; transaction and integration-related expenses; asset impairment charges; share-based compensation expense; other (income) expense, net; and (gain) loss on extinguishment of debt. The 2021 actual MIP EBITDA was reduced to exclude EBITDA of companies acquired during 2021 as they were not contemplated when the 2021 MIP performance goals were established. For additional information about the MIP, please refer to the “2021 Grants of Plan-Based Awards” table contained in this Proxy Statement, which shows the threshold, target, and maximum incentive amounts payable under the MIP for our fiscal year 2021 performance.

2021 MIP Performance Scale

MIP Funding %	50%	100%	150%
MIP Revenue ($M)	3,672	3,805	4,186
MIP EBITDA($M)	809	865	1,012
MIP Revenue Percent Achievement	96.5%	100.0%	110.0%
MIP EBITDA Percent Achievement	93.5%	100.0%	117.0%

Performance for both MIP EBITDA and MIP Revenue were slightly below threshold goals, resulting in no NEOs, including the CEO, receiving payment under the 2021 MIP.

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Compensation Discussion and analysis

One-Time Incentive

In connection with the commencement of his employment, Mr. Brooks received a one-time cash recruitment incentive equal to $250,000 which was paid in April 2021. Mr. Brooks is required to reimburse the Company an amount equal to the one-time cash incentive (after applicable taxes and other withholdings) if he voluntarily leaves the Company before the second anniversary of his hire date.

Long-Term Incentive Compensation

Our long-term incentive compensation awards are intended to link NEO compensation to stockholder interests and long-term Company performance. Performance-based and time-based grants were made to each of our NEOs in 2021. Our performance-based grants include metrics that align with our three-year Value Creation Plan (“VCP”) to drive stockholder value over the longer term and work in tandem with annual cash incentives, which focuses on shorter term VCP metrics (Revenue and Adjusted EBITDA growth).

Long-Term Incentives Granted in 2021

In January 2021, the Committee approved long-term incentive awards for the NEOs. The 2021 target award values were somewhat increased from the prior year to recognize the preservation of stockholder value throughout the pandemic during 2020. The composition of these awards was similar to prior awards and consisted of (i) PRSUs and (ii) time-based RSUs. Grants made to Ms. Keefe and Messrs. Macdonald, Meggs, Brooks, Colvin, and Olefson during 2021 are shown in the table below and represent the grant date fair value of the awards.

EXECUTIVE	TARGET PRSUs $	TIME-BASED RSUs $

Alistair Macdonald	3,555,902	3,555,902

Jason Meggs	1,006,404	1,006,404

Michael Brooks	530,354	2,571,100

Michelle Keefe	864,539	864,539

Paul Colvin	864,539	864,539

Jonathan Olefson	640,466	640,467

The time-based RSUs granted in January 2021 vest in three approximately equal annual installments on the first three anniversaries of the date of grant, subject to the NEO’s continued employment with the Company.

Mr. Brooks received an additional one-time grant of 25,967 time-based RSUs in February 2021 in connection with joining the company. These RSUs will vest in three approximately equal annual installments on the first three anniversaries of the date of grant, subject to his continued service with the Company.

The 2021 PRSUs are scheduled to cliff-vest approximately three years from the grant date with 50% of the target award amount allocated to achievement of ROIC and 50% of the target award amount allocated to achievement of three annual Adjusted EPS performance targets for each year of the three-year performance period at the time the PRSUs were issued. For example, 2021 PRSUs include performance goals for 2021, 2022 and 2023. Threshold performance results in 50% vesting; target performance results in 100% vesting; and maximum performance results in 150% vesting.

ROIC is determined by dividing Adjusted EBITDA (as defined herein) by invested capital, at the end of the performance period, with appropriate adjustments if the Company completes a transformational merger, divestiture, or acquisition (considering size, complexity, and scope of the transaction) during that performance period.

Adjusted EPS for a given performance period is adjusted diluted earnings per share (defined as diluted earnings per share excluding acquisition-related deferred revenue adjustments; acquisition-related amortization; restructuring and other costs; transaction and integration-related expenses; share-based compensation expense; gain or loss on extinguishment of debt; other income (expense), net; and the income tax effect of the above adjustments).

PRSUs Earned in 2021

PRSUs were granted to NEOs in 2019, 2020, and 2021. These PRSUs were subject to achievement of Adjusted EPS and ROIC performance targets established for each performance period. To the extent the performance goals were achieved, the PRSUs vest after the third anniversary of the grant date, following certification by the Committee.

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Compensation Discussion and analysis

Performance targets and actual performance results for Adjusted EPS and ROIC for the performance periods which have completed are shown in the table below. Following certification by the Committee in March 2022, the actual achievement of the 2019 Adjusted EPS PRSUs resulted in 99% of 2019 Adjusted EPS PRSUs vesting in March 2022, determined by the average of Adjusted EPS performance for years 2019, 2020, and 2021. Performance for the 2019 ROIC PRSUs would have resulted in no target shares vesting in March 2022 with respect to the PRSUs for which achievement is subject to ROIC performance. However, the Committee considered the impact of acquisitions which occurred during the three-year performance period and exercised its discretion to approve a payout of 77% of target with respect to the 2019 ROIC PRSUs, which resulted in 88% total vesting for the 2019 PRSUs.

With respect to the PRSUs granted in 2020 subject to achievement of Adjusted EPS, approximately 53% of target shares were earned for 2020 and approximately 101% of target shares were earned for 2021. These PRSUs will vest after the end of the performance period, subject to continued service.

With respect to the PRSUs granted in 2021, subject to achievement of Adjusted EPS, approximately 113% of target shares were earned for 2021. These PRSUs will vest after the end of the performance period, subject to continued service.

PRSU performance and vesting are outlined in the table below:

			Performance
PRSU WEIGHT	PERFORMANCE PERIOD	PERFORMANCE MEASURE	THRESHOLD 50% VESTING	TARGET 100% VESTING	MAXIMUM 150% VESTING	ACTUAL	ACTUAL PERCENT OF TARGET AMOUNT
2019 PRSUs (Granted 1/8/2019)
16.67%	Fiscal 2019	Adjusted EPS	$2.76	$3.07	$3.68	$3.23	113%
16.67%	Fiscal 2020*	Adjusted EPS	$3.24	$3.60	$4.32	$3.41	74%
16.67%	Fiscal 2021	Adjusted EPS	$3.87	$4.30	$5.16	$4.46	109%
50.00%	Year-end 2021**	ROIC	11.0%	12.5%	14.0%	11.8%	77%
Total Vesting March 2, 2022							88%

2020 PRSUs (Granted 1/15/2020)
16.67%	Fiscal 2020*	Adjusted EPS	$3.39	$3.77	$4.52	$3.41	53%
16.67%	Fiscal 2021	Adjusted EPS	$4.01	$4.45	$5.34	$4.46	101%
16.67%	Fiscal 2022	Adjusted EPS	Vesting TBD in 2023				TBD
50.00%	Year-end 2022	ROIC	Vesting TBD in 2023				TBD
Total Vesting, March 2023							TBD in 2023

2021 PRSUs (Granted 1/15/2021)
16.67%	Fiscal 2021	Adjusted EPS	$3.82	$4.24	$5.09	$4.46	113%
16.67%	Fiscal 2022	Adjusted EPS	Vesting TBD in 2023				TBD
16.67%	Fiscal 2023	Adjusted EPS	Vesting TBD in 2024				TBD
50.00%	Year-end 2023	ROIC	Vesting TBD in 2024				TBD
Total Vesting, March 2024							TBD in 2024

*2020 impacted by COVID-19, no adjustment

**2021 ROIC adjusted to exclude the impact of acquisitions during 2020 and 2021NCE PERIOD PERFORMANCE MEASURE THRESHOLD 50% VESTING TARGET 100% VESTING MAXIMUM 150% VESTING ACTUAL APERCENT OF TARGET AMOUNT 2019 PRSUs (Granted 1/8/2019) 16.67% Fiscal 2019 Adjusted ESP $ 2.76 $ 3.07 $3.68 $ 3.23 113% 16.67% Fiscal 2020* Adjusted ESP $3.24% $3.60 $4.32 $3.41 74% 16.67% Fiscal 2021 Adjusted ESP $3.87 $4.30 $5.16 $4.46 109% 50.00% Year-end 2021** ROIC 11.0% 12.5% 14.0% 11.8% 77% Total Vesting March 2,2022 88% 2020 PRSUs (Granted 1/15/2020) 16.67% Fiscal 2020* Adjusted ESP $3.39 $ 3.77 $4.52 $3.41 53% 16.67% Fiscal 2021 Adjusted ESP $4.01 $4.45 $5.34 $4.46 101% 16.67% Fiscal 2021 Adjusted ESP Vesting TDB in 2023 TDB 50.00% Year-end 2022 ROIC Vesting TDB in 2023 TDB Total Vesting, March 2023 TDB in 2023 2021 PRSUs (Granted 1/15/2021) 16.67% Fiscal 2021 Adjusted ESP $3.82 $4.24 $5.09 $4.46 113% 16.67% Fiscal 2022 Adjusted ESP Vesting TDB in 2023 TDB 16.67% Fiscal 2023 Adjusted ESP Vesting TDB in 2024 TDB 50.00% Year-end 2023 ROIC Vesting TDB in 2024 TDB Total4 TDB

Benefit Plans

In 2021, NEOs were eligible to participate in our health and welfare benefits plans under generally the same rules that apply to other employees. Under the plans, eligible employees of the Company and our U.S. subsidiaries may elect to participate in the following plans:

•	life insurance (including basic and voluntary life and basic and voluntary accidental death and dismemberment); and

•	disability plans (including short-term disability and long-term disability)

Mr. Macdonald is eligible to participate in employee benefits plans offered by the Company to all employees in the United Kingdom. The Company’s portion of the costs for each NEO’s participation in these plans is reported in “All Other Compensation” in the Summary Compensation Table below.

Retirement Plans

NEOs residing in the U.S. are eligible to participate in the 401(k) plan offered by our Company under the same rules that apply to other employees. Under the plan, eligible employees of the Company and our U.S. subsidiaries may elect to defer a percentage of their compensation each year subject to plan limits and caps imposed by the Internal Revenue Service (the “IRS”). In 2021, all U.S. NEOs participated in our 401(k) plan. The Company made matching contributions of 50% of the first 9% of each participant’s compensation contribution (for a total match of up to 4.5% of eligible compensation) under this plan.

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Compensation Discussion and analysis

Our CEO resides in the U.K. and participates in the Company’s Group Personal Pension Plan. In 2021, our CEO contributed 3% of his monthly base salary into the pension plan. The Company made contributions of 10% of the CEO’s monthly base salary into the pension plan.

We also maintain non-qualified deferred compensation plans that enable NEOs and other eligible employees to defer up to 80% of their base salary and up to 100% of their annual bonuses and commissions during their employment or for certain specified minimum deferral periods. The Company does not make any matching or profit-sharing contributions under this plan. Accounts are maintained for participants who elect to defer, offering participants a mix of investment options with a variety of goals and risk tolerance. Although we have established a rabbi trust to assist us in meeting our obligations under the plan, account balances under the plan are unsecured under IRS rules and remain part of the Company’s general assets until distributed to the participants. The value of a participant’s account balance is based solely on the participant’s deferrals and the investment return on such deferrals given the performance of the investment options that they select. We do not guarantee any minimum return on those investments. Ms. Keefe is the only NEO who participated in this plan in 2021.

Severance and Change-in-Control Agreements

Our NEOs are covered by severance and double-trigger change-in-control agreement provisions included in their employment agreements or the Company’s Executive Severance Plan, which are discussed in the Employment Agreements section of this Proxy Statement.

Tax and Accounting Considerations

Accounting for Stock-Based Compensation

We follow Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC Topic 718, for stock-based compensation awards. ASC Topic 718 requires companies to calculate the grant date fair value of their stock-based awards using a variety of assumptions. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award. Grants of performance-based RSUs, time-based RSUs and other equity-based awards under equity incentive award plans have been and will be accounted for under ASC Topic 718. We expect that we will regularly consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives. For further information on our accounting for our stock-based compensation awards, refer to our Annual Report on Form 10-K for the year ended December 31, 2021.

38	2022 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Compensation of Named Executive Officers

The following table sets forth summary compensation information for our NEOs for the fiscal years ended December 31, 2021, 2020, and 2019.

2021 Summary Compensation Table

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($) (2)	BONUS ($) (3)	STOCK AWARDS ($) (4)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	ALL OTHER COMPENSATION ($) (5)	TOTAL ($)

Alistair Macdonald (1),	2021	1,114,884	—	7,111,804	—	137,822	8,364,510
Chief Executive Officer and Director	2020	909,255	636,000	6,096,250	—	135,448	7,776,953
	2019	1,000,913	—	5,883,080	631,390	130,976	7,646,359
Jason Meggs,	2021	600,000	—	2,012,808	—	10,773	2,623,581
Chief Financial Officer	2020	549,836	210,000	1,725,376	—	6,299	2,491,511
	2019	525,000	—	1,487,160	225,278	10,646	2,248,084
Michael Brooks,	2021	511,014	250,000	3,101,454	—	10,455	3,872,923
Chief Development Officer & Global Head Clinical Development Solutions
Michelle Keefe, President	2021	567,000	—	1,729,078	—	13,696	2,309,774
Medical Affairs & Commercial Solutions	2020	522,270	198,450	1,482,750	—	7,815	2,211,285
	2019	550,000	—	1,245,915	236,005	12,489	2,044,409
Paul Colvin,	2021	567,000	—	1,729,078	—	14,023	2,310,101
Chief Business Officer	2020	522,270	198,450	1,482,750	—	8,086	2,211,556
	2019	525,000	30,625	1,273,197	225,278	13,615	2,067,715
Jonathan Olefson, General Counsel	2021	500,000	—	1,280,933	—	11,493	1,792,426
and Corporate Secretary	2020	437,410	116,250	836,500	—	5,910	1,396,070
	2019	450,000	225,000	906,120	137,925	10,646	1,729,691

(1)

Mr. Macdonald is paid in British Pound Sterling (the “GBP”). Other than the value of the stock awards, bonuses and non-equity incentive plan compensation, the amounts earned by Mr. Macdonald reported in this Summary Compensation Table have been converted to U.S. dollars using the average weekly exchange rate from GBP to U.S. dollars in 2021 of 1 GBP/1.3764 U.S. dollars, in 2020 of 1 GBP/1.2829 U.S. dollars, and in 2019 of 1 GBP/1.2768 U.S. dollars, as published by the Federal Reserve System, Foreign Exchange Rates-G.5A Annual.

(2)	Amounts represent salary paid to Messrs. Macdonald, Meggs, Brooks, Colvin and Olefson and Ms. Keefe, in the applicable fiscal year.
(3)	NEOs received no annual cash incentive for fiscal 2021 performance. Mr. Brooks received a one-time $250,000 cash payment in April 2021 in connection with joining the Company.
(4)

Represents the aggregate grant date fair values of the RSUs and with respect to PRSUs at target number of shares, in each case computed in accordance with FASB ASC Topic 718. These values have been determined based on the assumptions set forth in Note 1 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. If the PRSUs were valued at maximum, the amounts shown in 2021 for Messrs. Macdonald, Meggs, Brooks, Colvin and Olefson and Ms. Keefe would be $8,889,756; $2,516,010; 3,366,630; $2,161,348; $1,601,167; and $2,161,348, respectively.

(5)	Includes the following for each NEO in 2021:

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

NAME	COMPANY CONTRIBUTION TO RETIREMENT/ 401(k) PLAN ($)	LIFE INSURANCE PREMIUMS ($)	DISABILITY INSURANCE PREMIUMS ($)	PERQUISITES AND OTHER PERSONAL BENEFITS (a)

Alistair Macdonald	113,912	3,535	5,080	15,295

Jason Meggs	9,750	756	267	—

Michael Brooks	9,432	756	267	—

Michelle Keefe	12,673	756	267	—

Paul Colvin	13,000	756	267	—

Jonathan Olefson	9,750	756	267	720

(a)	Includes reimbursements of $15,295 to Mr. Macdonald for a car allowance, which is aligned with the practices for CEOs employed in the U.K., and cellphone allowance of $720 to Mr. Olefson.

2021 Grants of Plan-Based Awards

The following table sets forth information regarding the grants of plan-based awards to our NEOs in 2021.

			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS (1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS (2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING	EXERCISE OR BASE PRICE OF OPTION	GRANT DATE FAIR VALUE OF STOCK AND OPTION
NAME	TYPE OF AWARD	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)	OR UNITS (#) (3)	OPTIONS (#)	AWARDS ($/Sh)	AWARDS ($) (4)

Alistair Macdonald	MIP		636,000	1,272,000	2,544,000	—	—	—	—	—	—	—
	PRSU	1/15/2021	—	—	—	23,574	47,148	70,722	—	—	—	3,555,902
	RSU	1/15/2021	—	—	—	—	—	—	47,148	—	—	3,555,902
		\
Jason Meggs	MIP		210,000	420,000	840,000	—	—	—	—	—	—	—
	PRSU	1/15/2021	—	—	—	6,672	13,344	20,016	—	—	—	1,006,404
	RSU	1/15/2021	—	—	—	—	—	—	13,344	—	—	1,006,404

Michael Brooks	MIP		198,450	396,900	793,800	—	—	—	—	—	—	—
	PRSU	1/15/2021	—	—	—	3,516	7,032	10,548	—	—	—	530,354
	RSU	1/15/2021	—	—	—	—	—	—	7,032	—	—	530,353
	RSU	2/16/2021	—	—	—	—	—	—	25,967	—	—	2,040,747

Michelle Keefe	MIP		198,450	396,900	793,800	—	—	—	—	—	—	—
	PRSU	1/15/2021	—	—	—	5,732	11,463	17,195	—	—	—	864,539
	RSU	1/15/2021	—	—	—	—	—	—	11,463	—	—	864,539

Paul Colvin	MIP		198,450	396,900	793,800	—	—	—	—	—	—	—
	PRSU	1/15/2021	—	—	—	5,732	11,463	17,195	—	—	—	864,539
	RSU	1/15/2021	—	—	—	—	—	—	11,463	—	—	864,539

Jonathan Olefson	MIP		175,000	350,000	700,000	—	—	—	—	—	—	—
	PRSU	1/15/2021	—	—	—	4,246	8,492	12,738	—	—	—	640,466
	RSU	1/15/2021	—	—	—	—	—	—	8,492	—	—	640,467

(1)	Represents the threshold, target, and maximum awards set for the 2021 MIP. There were no annual cash incentive awards paid for 2021 performance.

(2)

The PRSUs were granted under the Company’s 2018 Equity Incentive Plan. Amounts represent the threshold, target, and maximum awards for PRSUs granted in 2021; for threshold, assumes that minimum performance required for payout is achieved. The performance period for the PRSUs will end on December 31, 2023.

(3)

The time-based RSUs above were granted under the Company’s 2018 Equity Incentive Plan. All time-based RSUs vest in three approximately equal annual installments beginning on the first anniversary of the date of grant.

40	2022 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

COMPENSATION OF NAMED EXECUTIVE OFFICERS

(4)

The amounts reported in this column represent the aggregate grant date fair value of the awards and are computed in accordance with FASB ASC Topic 718. The amount reported for the PRSUs is based on the number of PRSUs corresponding to the 100% target level performance valued at the closing stock price on the date of grant. The amount reported for the time-based RSUs is valued at the closing stock price on the date of grant. The grant date fair value of these awards has been determined based on the assumptions set forth in Note 1 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding the outstanding equity awards held by each of our NEOs as of December 31, 2021. Awards granted prior to June 2018 were issued under the 2014 Equity Incentive Plan, and awards granted after June 2018 were issued under the 2018 Equity Incentive Plan.

		OPTION AWARDS				STOCK AWARDS
NAME	VESTING COMMENCEMENT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)

Alistair Macdonald						179,598	18,441,123	107,705	11,059,149

Jason Meggs						48,625	4,992,815	30,483	3,129,994

Michael Brooks						34,323	3,524,286	8,790	902,557

Michelle Keefe						41,349	4,245,715	26,192	2,689,395

Paul Colvin						41,294	4,240,068	26,192	2,689,395

Jonathan Olefson						28,469	2,923,197	17,308	1,777,185

Explanations of certain columns in the table follow:

Number of Securities Underlying Unexercised Options. There were no unvested stock options at year-end 2021.

Stock Awards. Market values for time and performance-based RSUs are calculated using the closing market price of $102.68 of our stock on the Nasdaq on December 31, 2021.

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

Number of Shares or Units of Stock That Have Not Vested. This column includes unvested time-based RSUs, specifically regular annual RSUs, and performance-based RSUs (PRSUs) that have been certified by the Committee. The vesting dates of all awards are:

RSU Awards Unvested at Year-End 2021
GRANT DATE	AWARD TYPE	VESTING DATE	ALISTAIR MACDONALD	JASON MEGGS	MICHAEL BROOKS	MICHELLE KEEFE	PAUL COLVIN	JONATHAN OLEFSON
1/2/2019	RSU	1/2/2022	—	—	—	—	710	—
1/8/2019	RSU	1/8/2022	21,603	5,507	—	4,614	4,404	3,355
1/8/2019	PRSU (Adjusted EPS)	3/2/2022	31,984	8,155	—	6,832	6,520	4,969
1/8/2019	PRSU (ROIC)	3/2/2022	24,953	6,362	—	5,330	5,087	3,876
1/15/2020	RSU	1/15/2022	16,257	4,601	—	3,954	3,954	2,231
		1/15/2023	16,256	4,600	—	3,953	3,953	2,230
1/15/2020	PRSU (Adjusted EPS)	3/15/2023	12,517	3,543	—	3,045	3,045	1,717
1/15/2021	RSU	1/15/2022	15,716	4,448	2,344	3,821	3,821	2,830
		1/15/2023	15,716	4,448	2,344	3,821	3,821	2,831
		1/15/2024	15,716	4,448	2,344	3,821	3,821	2,831
2/16/2021	RSU	2/16/2022	—	—	8,655	—	—	—
		2/16/2023	—	—	8,656	—	—	—
		2/16/2024	—	—	8,656	—	—	—
1/15/2021	PRSU (Adjusted EPS)	3/15/2024	8,880	2,513	1,324	2,158	2,158	1,599

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested. This column reflects unearned PRSUs at maximum level which is 150% of target. PRSUs that have been previously certified by the Committee are reflected in the “RSU Awards Unvested at Year-End 2021” table above.

Performance Equity Awards Unvested at Year-End 2021 (Stock Units at Maximum Level)
GRANT DATE	PERFORMANCE PERIOD	PERFORMANCE METRIC	ALISTAIR MACDONALD	JASON MEGGS	MICHAEL BROOKS	MICHELLE KEEFE	PAUL COLVIN	JONATHAN OLEFSON
1/15/2020	2022	Adjusted EPS	12,192	3,450	—	2,966	2,966	1,673
1/15/2020	2020 - 2022	ROIC	36,578	10,353	—	8,897	8,897	5,019
1/15/2021	2022 - 2023	Adjusted EPS	23,574	6,672	3,516	5,732	5,732	4,247
1/15/2021	2021 - 2023	ROIC	35,361	10,008	5,274	8,598	8,598	6,369

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

2021 Option Exercises and Stock Vested

The following table provides information concerning the exercise of stock options and the vesting of stock awards held by our NEOs during 2021.

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)(1)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(2)

Alistair Macdonald	57,840	2,473,666	132,037	10,008,080

Jason Meggs	5,328	246,909	24,033	1,830,885

Michael Brooks	—	—	—	—

Michelle Keefe	—	—	23,006	1,748,286

Paul Colvin	—	—	9,071	670,343

Jonathan Olefson	—	—	9,108	761,591

(1)

The value realized on exercise is determined by multiplying the number of stock options by the difference between the exercise price of the option and the closing price of our common stock on the date of exercise.

(2)	The value realized on vesting is determined by multiplying the number of stock awards that vested by the closing price of our common stock on the vesting date.

2021 Nonqualified Deferred Compensation

The nonqualified deferred compensation plan allows eligible employees to make individual investment elections that best suit their goals, time horizon and risk tolerance. Participants may change their investment elections at any time. Deferrals are only deemed to be invested in the investment options selected. Investment options consist of a variety of well-known mutual funds. The plan does not operate in a manner to provide any above-market returns or preferential earnings to participants. For 2021, participants were able to choose among a total of 31 investment options. Distributions of amounts credited to the account of a NEO under the elective nonqualified deferred compensation plan will generally commence six months after the date of the executive’s separation from service. NEOs may also elect to receive in-service distributions of such amounts at the time they make their deferral elections. In addition, upon a showing of an unforeseeable emergency, NEOs may be allowed to access funds in their deferred compensation accounts before otherwise eligible. Modifications to the timing and form of payment may only be made 12 months prior to the previously selected payment date, and the new payment date must be at least five years later than existing date. Any modification may not accelerate the payment of a deferral balance. Distributions can generally be received either as a lump sum payment or in annual installments over a period not to exceed five years, or a combination thereof, except in the cases of death or change in control, which are always paid in a lump sum. Additional information pertaining to our nonqualified deferred compensation plan is in the Benefits Plans section.

The following table provides information related to the potential benefits payable to each of our NEOs under our elective nonqualified deferred compensation plan.

Name	Executive Contributions in Last FY (1) ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

Alistair Macdonald (3)	—	—	—	—	—

Jason Meggs	—	—	—	—	—

Michael Brooks	—	—	—	—	—

Michelle Keefe	39,690	—	4,925	—	44,615

Paul Colvin	—	—	6,974	—	70,755

Jonathan Olefson	—	—	—	—	—

(1)

Contributions for Ms. Keefe represent the portion of her 2020 discretionary bonus, which was deferred in 2021. The contribution amount in this table was reflected in the 2021 Summary Compensation Table and reported as compensation for fiscal year 2020 in the Bonus and Total columns.

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

(2)	Amounts in this column are not reported as compensation for fiscal year 2021 in the Summary Compensation Table since they do not reflect above market or preferential earnings.

(3)	Mr. Macdonald is not eligible to participate because he resides outside of the United States.

Employment Agreements

The Company has entered into employment or letter agreements with each of our NEOs. The material provisions of each such agreement are described below.

•	Alistair Macdonald, our Chief Executive Officer, in July 2016, amended April 2017 and January 2020

•	Jason Meggs, our Chief Financial Officer, in April 2014, amended June 2014, March 2018 and May 2018 (appointing Mr. Meggs as our Chief Financial Officer)
•	Michael Brooks, our Chief Development Officer & Global Head Clinical Development Solutions, letter agreement in September 2020
•	Michelle Keefe, our President, Medical Affairs & Commercial Solutions, letter agreement in November 2017
•	Paul Colvin, our Chief Business Officer, letter agreement in August 2018
•	Jonathan Olefson, our General Counsel and Corporate Secretary, letter agreement in November 2018

NAMED EXECUTIVE OFFICERS	BASE SALARY (AS OF DECEMBER 31, 2021)	TARGET ANNUAL CASH INCENTIVE BONUS

Alistair Macdonald (1)	$1,060,000	120%

Jason Meggs	$600,000	70%

Michael Brooks	$567,000	70%

Michelle Keefe	$567,000	70%

Paul Colvin	$567,000	70%

Jonathan Olefson	$500,000	70%

(1)	Mr. Macdonald also is entitled to receive an annual car allowance and Company contributions under our Company Pension Plan.

Mr. Macdonald:

Mr. Macdonald’s employment agreement provides that either the Company or Mr. Macdonald may terminate his agreement upon six months’ prior written notice, and the Company also can terminate Mr. Macdonald’s agreement immediately upon written notice by paying him six months of his base salary in lieu of the notice period. The Company may terminate Mr. Macdonald’s employment for death, “disability,” “cause” or without “cause”, as defined in Mr. Macdonald’s employment agreement. For a summary of the potential payments and benefits Mr. Macdonald would receive in the event of a termination of employment, see “Summary of Potential Payments Upon Termination of Employment or Change in Control” below. Certain payments and benefits that Mr. Macdonald would receive in the event of a termination of employment are subject to customary confidentiality provisions and post-termination non-solicitation and non-competition restrictions that apply during employment and for twelve months thereafter.

If the Company terminates Mr. Macdonald’s employment other than for “cause”, death or disability, or if he resigns for “good reason” (each as defined in his employment agreement), he will receive a cash severance payment equal to two times the sum of (i) his base salary, plus (ii) his annual target bonus for the year of termination. If the Company terminate Mr. Macdonald’s employment other than for cause, death or disability, or he resigns for good reason during the period commencing three months prior to and ending 24 months after a change in control of the Company, then he will receive a cash severance payment equal to three times the sum of (i) his base salary, plus (ii) his annual target bonus for the year of termination, or if greater, the annual target bonus in effect prior to an event giving rise to a claim for good reason. Additionally, Mr. Macdonald will be entitled to 36 months of health care coverage continuation and accelerated vesting of all outstanding, unvested equity awards held by Mr. Macdonald as of the termination date.

The Company is not required to make these payments to Mr. Macdonald if Mr. Macdonald: (i) commits any act of serious misconduct; (ii) commits any serious breach or repeated or continued breach of his obligations under the agreement; (iii) is guilty of conduct tending to bring him or the Company or any group company into disrepute; (iv) has a bankruptcy order made against him or has an interim order made against him under the Insolvency Act 1986 or is deemed bankrupt; (v) fails to perform his duties to a satisfactory standard, after having received a written warning from the Board relating to the same; (vi) is convicted of an offense under any statutory enactment or regulation (other than a motoring offense for which no custodial sentence can be imposed); (vii) breaches certain clauses of the agreement; (viii) becomes prohibited by law from being a director; or (ix) resigns from office as a director of the Company or any Company affiliate or refuses to hold office as a director of the Company or any Company affiliate.

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

If the Company is wound-up for the purposes of reconstruction or amalgamation and, as a result, Mr. Macdonald is terminated or his duties redefined in a manner consistent with his current position or status with the Company, he will have no claim against the Company for termination of employment or otherwise as long as he is first offered employment with the resulting company on terms no less favorable to Mr. Macdonald as those in the agreement. If Mr. Macdonald unreasonably refuses such employment or transfer of his agreement to the resulting company, the Company may terminate his employment within one month of such refusal.

Mr. Meggs:

Mr. Meggs’ employment agreement provides that either the Company or Mr. Meggs may terminate his employment agreement upon prior written notice. The Company may terminate Mr. Meggs’ employment automatically for death, and by written notice for “disability,” or “cause” (as defined in Mr. Meggs’ employment agreement). Mr. Meggs may resign by written notice at any time for “good reason” (as defined in Mr. Meggs’ employment agreement). For a description of the potential payments and benefits Mr. Meggs would receive in the event of a termination of employment, see “Executive Severance Plan” and “Summary of Potential Payments Upon Termination of Employment or Change in Control” below. Certain payments and benefits that Mr. Meggs would receive in the event of a termination of employment are subject to customary confidentiality provisions and post-termination non-solicitation and non-competition restrictions that apply during employment and for six to twelve months thereafter.

Messrs. Brooks, Colvin and Olefson and Ms. Keefe:

For Messrs. Brooks, Colvin and Olefson and Ms. Keefe, either the Company or the NEO may terminate the employment agreement upon written notice. The Company may terminate each of Messrs. Brooks, Colvin and Olefson and Ms. Keefe’s employment for death, “disability,” “cause” or without “cause” by written notice to the applicable NEO (each as defined in the Executive Severance Plan). For a description of the payments and benefits to which Messrs. Brooks, Colvin and Olefson and Ms. Keefe would be entitled upon termination of employment, see “Executive Severance Plan” and “Summary of Potential Payments Upon Termination of Employment or Change in Control” below. Certain payments and benefits that Messrs. Brooks, Colvin and Olefson and Ms. Keefe would receive in the event of a termination of employment are subject to customary confidentiality provisions and post-termination non-solicitation and non-competition restrictions that apply during employment and for twelve months thereafter.

Executive Severance Plan

In September 2016, we established the Executive Severance Plan to enhance our ability to retain key executives of the Company. The Executive Severance Plan was amended and restated as of August 20, 2018. Mr. Macdonald is not a participant in this Plan as his employment agreement provides certain employment termination protections.

The plan permits the plan administrator to designate the eligible executives who may participate in the plan. Messrs. Meggs, Brooks, Colvin and Olefson and Ms. Keefe were selected to participate in the plan. The plan provides designated participants with severance benefits upon a termination of employment by us without cause or by the participant for “good reason” (as defined in the Executive Severance Plan).

For a qualifying termination during the period beginning three months prior to and ending 24 months following a “change in control” (as defined in the Executive Severance Plan), a participant will be entitled to the following: (i) an amount equal to the sum of 200% of the participant’s base salary and 200% of the participant’s target bonus for the year in which the termination occurs; (ii) an amount equal to the aggregate amount of the full premium for benefit coverage continuation under COBRA for a period of 24 months; and (iii) accelerated vesting of any unvested equity awards held by the participant. In the case of any performance-based equity awards, vesting is based on the level of performance adjustment determined under the terms of the equity award agreement in connection with the “change in control”. These amounts shall be paid in a lump sum after the later of the date of the change in control or the Participant’s Date of Termination (as defined in the Executive Severance Plan).

For a qualifying termination outside the “change in control” period (as described above), a participant will be entitled to the following: (i) an amount equal to the sum of 100% of the participant’s base salary and 100% of the participant’s target bonus for the year in which the termination occurs; and (ii) an amount equal to the aggregate amount of the full premium for benefit coverage continuation under COBRA for a period of 12 months. These amounts shall be paid in accordance with the Company’s regular pay schedule in substantially equal installments over a period of twelve months following the Participant’s Date of Termination.

In order to receive any severance benefits under the plan, participants must sign a general release of claims against us. Some of the employees who are eligible to be selected to participate in the plan are also entitled to severance benefits under their employment agreements. However, severance benefits provided under the plan will be reduced by any severance benefits to which a participant would otherwise be entitled under the participant’s employment agreement, or any general severance policy or plan maintained by us that provides for severance benefits (unless the agreement, policy or plan expressly provides for severance benefits to be in addition to those provided under the plan). In addition, any amounts payable to a participant under the plan will be reduced to the maximum amount that could be paid without being subject to the excise tax imposed under the Code sections 280G and 4999, but only if the after-tax benefit of the reduced amount is higher than the after-tax benefit of the unreduced amount. The plan may be terminated or amended by us, provided the participants consent to the termination of the plan or to any amendment that materially and adversely impacts the right of the participant under the plan.

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary of Potential Payments upon Termination of Employment or Change in Control

The following table sets forth the potential payments and benefits our NEOs would receive in the event of a termination of employment. These payments and benefits have been quantified assuming their termination of employment, or their termination upon death or disability, or their termination following a change in control occurred on the last trading day of our most recently completed fiscal year ending December 31, 2021 and that the price per share of our common stock is the closing market price on December 31, 2021 of $102.68 per share.

Named Executive Officer	Termination Without Cause or Resignation For Good Reason not related to a Change in Control ($)	Termination For Cause or Resignation Without Good Reason ($)	Death ($)	Disability ($)	Termination Without Cause or Resignation for Good Reason related to a Change in Control ($)

Alistair Macdonald (1)
Cash Severance (2)	4,664,000	—	—	—	6,996,000
Health Care Coverage (3)	60,350	—	—	—	60,350
Group Life Insurance (4)	—	—	4,374,000	—	—
Long-Term Disability Benefits (5)	—	—	—	573,750	—
Restricted Stock Unit Vesting (6)	—	—	18,441,123	18,441,123	18,441,123
Performance-Based Restricted Stock Unit Vesting (7)	—	—	7,372,732	7,372,732	7,372,732
Total	$4,724,350	$—	$30,187,855	$26,387,605	$32,870,205
Jason Meggs
Cash Severance (8)	1,020,000	—	—	—	2,040,000
COBRA (9)	23,371	—	—	—	46,742
Group Life Insurance (4)	—	—	1,000,000	—	—
Long-Term Disability Benefits (10)	—	—	—	120,000	—
Restricted Stock Unit Vesting (6)	—	—	4,992,815	4,992,815	4,992,815
Performance-Based Restricted Stock Unit Vesting (7)	—	—	2,322,827	2,322,827	2,322,827
Total	$1,043,371	$—	$8,315,642	$7,435,642	$9,402,384
Michael Brooks
Cash Severance (8)	963,900	—	—	—	1,927,800
COBRA (9)	—	—	—	—	—
Group Life Insurance (4)	—	—	1,000,000	—	—
Long-Term Disability Benefits (10)	—	—	—	120,000	—
Restricted Stock Unit Vesting (6)	—	—	3,524,286	3,524,286	3,524,286
Performance-Based Restricted Stock Unit Vesting (7)	—	—	601,705	601,705	601,705
Total	$963,900	$—	$5,125,991	$4,245,991	$6,053,791

46	2022 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Named Executive Officer	Termination Without Cause or Resignation For Good Reason not related to a Change in Control ($)	Termination For Cause or Resignation Without Good Reason ($)	Death ($)	Disability ($)	Termination Without Cause or Resignation for Good Reason related to a Change in Control ($)

Michelle Keefe
Cash Severance (8)	963,900	—	—	—	1,927,800
COBRA (9)	26,068	—	—	—	52,136
Group Life Insurance (4)	—	—	1,000,000	—	—
Long-Term Disability Benefits (10)	—	—	—	120,000	—
Restricted Stock Unit Vesting (6)	—	—	4,245,715	4,245,715	4,245,715
Performance-Based Restricted Stock Unit Vesting (7)	—	—	1,792,895	1,792,895	1,792,895
Total	$989,968	$—	$7,038,610	$6,158,610	$8,018,546
Paul Colvin
Cash Severance (8)	963,900	—	—	—	1,927,800
COBRA (9)	26,068	—	—	—	52,136
Group Life Insurance (4)	—	—	1,000,000	—	—
Long-Term Disability Benefits (10)	—	—	—	120,000	—
Restricted Stock Unit Vesting (6)	—	—	4,240,068	4,240,068	4,240,068
Performance-Based Restricted Stock Unit Vesting (7)	—	—	1,792,895	1,792,895	1,792,895
Total	$989,968	$—	$7,032,963	$6,152,963	$8,012,899
Jonathan Olefson
Cash Severance (8)	850,000	—	—	—	1,700,000
COBRA (9)	23,978	—	—	—	47,955
Group Life Insurance (4)	—	—	1,000,000	—	—
Long-Term Disability Benefits (10)	—	—	—	120,000	—
Restricted Stock Unit Vesting (6)	—	—	2,923,197	2,923,197	2,923,197
Performance-Based Restricted Stock Unit Vesting (7)	—	—	1,184,722	1,184,722	1,184,722
Total	$873,978	$—	$5,107,919	$4,227,919	$5,855,874

(1)

Mr. Macdonald is paid in British Pound Sterling (the “GBP”). Other than cash severance and unvested values of stock awards, amounts for Mr. Macdonald reported in this Summary of Potential Payments Upon Termination of Employment or Change in Control table have been converted to U.S. dollars using the December 31, 2021, exchange rate from GBP to U.S. dollars of 1 GBP/1.35 U.S. dollars as published by the Federal Reserve System, Foreign Exchange Rates-H10.

(2)

“Cash severance” represents an amount equal to two times the sum of (i) Mr. Macdonald's base salary, plus (ii) his annual target bonus for the year of termination (e.g., $4,664,000) for a qualifying termination outside of a change in control. Mr. Macdonald's "cash severance" for a qualifying termination related to a change in control would be an amount equal to three times the sum of (i) Mr. Macdonald's base salary, plus (ii) his annual target bonus for the year of termination, or if greater, the annual target bonus in effect prior to an event giving rise to a claim for good reason (e.g., $6,996,000).

(3)	Continuation of health care coverage paid monthly for a period of 36 months following termination.

(4)	Payment to the estate of executive in lump sum. Mr. Macdonald’s amount represents four times base salary. Maximum payment of $1,000,000 applies to NEOs in the United States.

(5)

Yearly benefit after 26 weeks waiting period, pays 65% of salary for three years followed by a final lump sum payment of two times salary. Amount in table represents annual maximum payment. Final lump sum maximum payment is equivalent to $2,160,000.

(6)

Vesting of all unvested restricted stock units on the termination date pursuant to the Company’s 2018 Equity Incentive Plan and associated award agreements. Amounts shown represent the value of unvested restricted stock units determined based on the closing market price of our common stock on December 31, 2021, the last trading day of the year.

47

COMPENSATION OF NAMED EXECUTIVE OFFICERS

(7)

Vesting of all PRSUs on the termination date that have not previously been forfeited pursuant to the Company’s 2018 Equity Incentive Plan and associated award agreements. Amounts shown represent the value of unvested PRSUs at target based on the closing market price of our common stock on December 31, 2021, the last trading day of the year.

(8)

“Cash severance” for a qualifying termination outside of a change in control represents an amount equal to the sum of (i) base salary as in effect on the date of termination, plus (ii) annual incentive target for the year in which the date of termination occurs. “Cash severance” for a qualifying termination related to a change in control represents an amount equal to two times the sum of (i) base salary as in effect on the date of termination, plus (ii) annual incentive for the year in which the date of termination occurs.

(9)	COBRA coverage premiums for 12 months for a qualifying termination outside of a change in control and 24 months for a qualifying termination related to a change in control.

(10)	Annual amount due to the executive, paid monthly for the term of the disability. Annual maximum payment of $120,000 applies to NEOs in the United States.

CEO Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Alistair Macdonald, our Chief Executive Officer and principal executive officer (our “CEO”).

For 2021, our last completed fiscal year, the median of the annual total compensation of all employees of our company (other than our CEO), was $70,000; and the annual total compensation of our CEO was $8,364,510.

Based on this information, our reasonable 2021 estimate for the ratio of the annual total compensation of Mr. Macdonald, our CEO, to the median of the annual total compensation of all employees was 120 to 1.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median compensated employee”, the methodology and the material assumptions, adjustments, and estimates that we used were as follows:

We determined that, as of November 29, 2021, including individuals working at our parent company and consolidated subsidiaries, but excluding individuals of subsidiaries acquired during 2021, our employee population consisted of approximately 27,771 individuals, with approximately 42.3% of these individuals located in the United States, 26.3% located in EMEA, 23.4% located in APAC, and the remainder in LATAM and in Canada. We selected November 29, 2021, which is within the last three months of our 2021 fiscal year, as the date upon which we would identify the “median compensated employee” to allow sufficient time to identify the median compensated employee given the global scope of our operations.

Our employee population consisted of approximately 27,771 individuals, of which 96.6% are full-time employees. Less than half of our employees (approximately 11,739 individuals) are located in the United States and directly employed by the Company; the remainder is employed by various consolidated subsidiaries outside of the United States. Of the U.S. employees, over 96% are full-time, with the remainder employed on a part-time (less than 30 hours per week) basis. We believe this high percentage of full-time employees is representative of the proportion of our global employee population. Base compensation and incentive compensation for all employees are maintained in one system, which is located in the United States. Other compensation information, such as overtime and other miscellaneous payments, is located in several payroll systems throughout the world.

To identify the median compensated employee from our employee population, we created a global listing of all employees throughout the world and converted each employee’s salary to U.S. dollars to make them comparable. Other compensation, including but not limited to overtime, bonus, and long-term incentive grant value, if applicable, was added to each respective employee’s base salary to determine an estimate of each employee’s annual 2021 compensation. We did not make any cost-of-living adjustments in identifying the median compensated employee.

Using this methodology, we determined that the median employee was a full-time employee located in the United States. With respect to the annual total compensation of the employee who represents our median compensated employee, we calculated the elements of such employee’s compensation for 2021 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $70,000.

With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column (column 8) of our 2021 Summary Compensation Table included in this Proxy Statement and incorporated by reference under Item 11 of Part III of our 2021 Annual Report. This resulted in annual total compensation for purposes of determining the ratio in the amount of $8,364,510.

We believe the inclusion of the value of all compensation for our CEO, compared to the compensation of our median compensated employee, yielding roughly a 120:1, is a reasonable comparison to 2020 which was 110:1.

48	2022 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Proposal Three Advisory (Nonbinding) Vote on Executive Compensation (“Say-on-Pay”)

As discussed in the CD&A, our compensation strategy focuses on providing a total compensation package that is designed to attract and retain high-caliber executives and to incentivize them to achieve Company performance goals that are closely aligned with stockholder interests. Our philosophy reflects our emphasis on pay-for-performance and on long-term value creation for our stockholders.

As required by Section 14A of the Exchange Act, we are providing stockholders with an advisory (nonbinding) vote on the compensation of our NEOs as described in this Proxy Statement. This proposal, known as a “Say-on-Pay” proposal, is designed to give our stockholders the opportunity to endorse or not endorse our Company’s executive compensation program by voting for or against the following resolution:

“Resolved, that the stockholders approve, on an advisory (nonbinding) basis, the compensation of the Company’s NEOs, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC (which disclosure includes the CD&A, the Summary Compensation Table for fiscal year 2021, and other related tables and disclosures).”

When you cast your vote, we urge you to consider the description of our executive compensation program contained in the CD&A and the accompanying tables and narrative disclosures.

Required Vote

The affirmative vote of the majority of our shares present electronically or represented by proxy at the meeting and entitled to vote is required to approve our executive compensation. Because your vote is advisory, it will not be binding upon our Board or Compensation and Management Development Committee and will not create or imply any additional fiduciary duties on our Board or any member thereof. However, our Compensation and Management Development Committee and Board may take into account the outcome of the vote when considering future executive compensation arrangements.

In accordance with Delaware law, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions will have the same effect as votes against the proposal. Broker non-votes are not considered to be entitled to vote and, accordingly, will not affect the outcome of this proposal.

The Board of Directors unanimously recommends that stockholders vote FOR Proposal Three on the approval of our executive compensation as described in this Proxy Statement.

49

Proposal Four Advisory (Nonbinding) Vote on the Frequency of Future Say-on-Pay Votes

Under the Dodd-Frank Act, we are required, at least every six years, to seek a nonbinding advisory stockholder vote regarding the frequency of submission to stockholders of a “say-on-pay” advisory vote such as Proposal Three. The Dodd-Frank Act specifies that stockholders be given the opportunity to vote on our executive compensation programs either annually, every two years or every three years. Although this vote is advisory and nonbinding, our Board will review voting results and give serious consideration to the outcome of such voting.

You may cast your advisory vote on whether the advisory vote on executive compensation will occur every one, two or three years, or you may abstain from voting on the matter. Because your vote is advisory, it will not be binding upon our Board, overrule any decision by our Board, or create or imply any additional fiduciary duties on our Board or any member of our Board. However, our Board will take into account the outcome of the vote when making future decisions regarding the frequency of future stockholder advisory votes on executive compensation.

Our Board recommends that stockholders vote in favor of holding an advisory vote on executive compensation every year. In making this recommendation, our Board considered the relevant merits of each of the three frequency alternatives. Our Board believes that holding the advisory vote every year will allow stockholders to provide timely, direct input on our executive compensation philosophy, policies and practices as disclosed in the Proxy Statement each year and is therefore consistent with our efforts to engage in an ongoing dialogue with stockholders on executive compensation and corporate governance matters.

Required Vote

The affirmative vote of the majority of our shares present electronically or represented by proxy at the meeting and entitled to vote is required to approve the frequency of future advisory votes on executive compensation. If no frequency receives the foregoing vote, the Board will consider the option of one year, two years, or three years that receives the highest number of votes cast to be the frequency recommended by stockholders.

In accordance with Delaware law, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions will reduce the likelihood that any single frequency receives the required vote. Broker non-votes are not considered to be entitled to vote and, accordingly, will not affect the outcome of this proposal.

The Board unanimously recommends that stockholders vote FOR “one year” for Proposal Four, the frequency of future stockholders advisory votes on executive compensation.

50	2022 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Proposal Five Ratification of the Appointment of Independent Registered Public Accounting Firm

Our Audit Committee, pursuant to its Charter, has appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm and as auditors of the Company’s consolidated financial statements and the Company’s effectiveness of internal control over financial reporting for the year ending December 31, 2022.

While our Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, our Audit Committee and our Board are requesting, as a matter of policy, that our stockholders ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. Our Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. If the appointment of Deloitte & Touche LLP is not ratified by our stockholders, our Audit Committee will consider the appointment of other independent registered public accounting firms for subsequent fiscal years. Even if the appointment is ratified, the Audit Committee may change the appointment at any time if it determines that the change would be in the best interests of the Company and our stockholders.

Deloitte & Touche LLP has served as our independent auditor since March 2016. The Audit Committee believes that the continued retention of Deloitte & Touche LLP as our independent registered public accounting firm is in the best interest of the Company and our stockholders.

Required Vote

The affirmative vote of the majority of shares present electronically or represented by proxy at the meeting and entitled to vote is required to ratify the appointment of Deloitte & Touche LLP. Abstentions will have the same effect as voting against the ratification of the appointment of Deloitte & Touche LLP as our independent auditors. We do not expect any broker non-votes in connection with this proposal.

The Board of Directors unanimously recommends that stockholders vote FOR Proposal Five, to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2022.

51

Audit Committee Report

Our Audit Committee has (1) reviewed and discussed with management the audited financial statements for the year ended December 31, 2021, (2) discussed with Deloitte & Touche LLP (“Deloitte”), our independent registered public accounting firm for the fiscal year ended December 31, 2021, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, and (3) received the written disclosures and the letter from Deloitte concerning applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte its independence. Based upon these discussions and reviews, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which is filed with the SEC.

Our Audit Committee is currently composed of Messrs. Klitgaard and Monaghan and Mses. Bodem, Connaughton and Harty. Each of the members of our Audit Committee are independent directors as defined in Rule 5605(a)(2) of the Nasdaq listing rules and Section 10A(m)(3) of the Exchange Act. The Board has determined that each of Mr. Klitgaard and Mses. Bodem and Harty is an “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC. Our Audit Committee operates under a written Charter adopted by our Board, a copy of which is available under “Investors—Corporate Governance—Governance Documents” on our website at www.syneoshealth.com.

Summary of Fees

The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services that may be performed by our independent registered public accounting firm. Under this policy, each year, at the time it engages an independent registered public accounting firm, the Audit Committee pre-approves the engagement terms and fees and may also pre-approve detailed types of audit-related and permitted tax services, subject to certain dollar limits, to be performed during the year. All other permitted non-audit services are required to be pre-approved by the Audit Committee on an engagement-by-engagement basis.

The following table summarizes the aggregate fees for professional services rendered to us by Deloitte in fiscal years 2020 and 2021:

	2020	2021

Audit fees	$5,614,506	$5,478,615

Audit-related fees	—	—

Tax fees	1,146,516	1,300,347

All other fees	5,685	5,685

Total	$6,766,707	$6,784,647

Audit Fees

The audit fees represent the annual fees approved by the Audit Committee in connection with the annual audit of our financial statements, for the reviews of our financial statements included in our financial reports including, but not limited to, our Annual Report on Form 10-K, and for other services normally provided in connection with statutory and regulatory filings. The audit fees paid to our principal accountant were $5,614,506 and $5,478,615 for the years ended December 31, 2020 and 2021, respectively. The decrease in 2021 was primarily related to inclusion of debt offering services in 2020 that did not reoccur in 2021.

Audit-Related Fees

The audit-related fees represent fees for assurance and related services during the period. For the years ended December 31, 2020 and 2021, we did not incur any audit-related fees.

52	2022 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Audit Committee Report

Tax Fees

The aggregate tax fees billed to us by our principal accountant were $1,146,516 and $1,300,347 for the years ended December 31, 2020 and 2021, respectively. The increase in 2021 was primarily related to acquisitions and legal entity rationalization.

All Other Fees

The aggregate of all other fees billed to us by our principal accountant for the years ended December 31, 2020 and 2021 were $5,685 for both years and were primarily related to the annual subscription fee for Deloitte’s technical accounting research tool.

A representative of Deloitte is expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and is expected to be available to respond to appropriate questions.

THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

WILLIAM E. KLITGAARD, Chair

BARBARA W. BODEM

BERNADETTE M. CONNAUGHTON

LINDA A. HARTY

MATTHEW E. MONAGHAN

53

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 28, 2022, unless otherwise noted below, for the following:

•	each person or entity known to own beneficially more than 5% of our outstanding common stock as of the date indicated in the corresponding footnote;
•	each member of our Board and each of our named executive officers (“NEOs”); and
•	all members of our Board and our named executive officers as a group.

Applicable percentage ownership is based on 102,557,907 shares of our common stock outstanding as of March 28, 2022, unless otherwise noted below. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. None of the people or entities listed below has any stock options currently exercisable or exercisable within 60 days of March 28, 2022. Unless otherwise indicated, the address for each listed stockholder is c/o Syneos Health, Inc., 1030 Sync Street, Morrisville, North Carolina 27560. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENT OF COMMON STOCK OUTSTANDING

5% Stockholder:

BlackRock, Inc. (1)	9,910,450	9.66%

The Vanguard Group (2)	9,693,621	9.45%

Wellington Management Group LLP (3)	9,622,180	9.38%

Named Executive Officers and Directors:

Alistair Macdonald	128,548	*

Jason Meggs	33,794	*

Michael Brooks (4)	8,043	*

Michelle Keefe	28,512	*

Paul Colvin	7,749	*

Jonathan Olefson	10,178	*

Todd M. Abbrecht (5) (6)	70,412	*

Barbara W. Bodem	29	*

Bernadette M. Connaughton (6)	4,712	*

John M. Dineen (6)	17,246	*

Linda A. Harty (6)	2,803	*

William Klitgaard (6)	14,235	*

Kenneth F. Meyers (6)	14,944	*

Matthew E. Monaghan (6)	14,774	*

David S. Wilkes, M.D.	—	*

Alfonso G. Zulueta	—	*

All board of director members and executive officers as a group (15 individuals) (7)	348,230	*

*	less than 1%

54	2022 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(1)

As reported on a Schedule 13G/A filed on February 3, 2022, BlackRock, Inc. reported sole voting power over 9,645,151 shares and sole dispositive power over 9,910,450 shares. The address of BlackRock, Inc. is 55 East 52nd Street New York, NY 10055.

(2)

As reported on a Schedule 13G/A filed on February 10, 2022, The Vanguard Group reported shared voting power over 51,478 shares, sole dispositive power over 9,551,034 shares, and shared dispositive power over 142,587 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(3)

As reported on a Schedule 13G/A filed on February 4, 2022, Wellington Management Group LLP reported shared voting power over 8,482,668 shares and shared dispositive power over 9,622,180 shares. The address of Wellington Management Group LLP is 280 Congress Street, Boston, MA 02210.

(4)	Includes 2,005 shares owned by Mr. Brooks’ spouse.
(5)	Includes 59,384 shares deemed to be beneficially owned by Mr. Abbrecht following pro rata distributions in kind for no additional consideration.
(6)	Includes 2,364 restricted stock units vesting within 60 days of March 28, 2022.
(7)	Includes 16,548 restricted stock units vesting within 60 days of March 28, 2022.

55

Frequently Asked Questions about the Annual Meeting

Notice of Internet Availability of Proxy Materials

In accordance with the rules of the SEC, instead of mailing a printed copy of this Proxy Statement, the Proxy Card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Annual Report” and, together with the Proxy Statement and the Proxy Card, the “proxy materials”) to each stockholder of record, we are furnishing the Notice of Annual Meeting (the “Notice”), this Proxy Statement and our 2021 Annual Report, including financial statements, by providing access to them on the Internet to save printing costs and benefit the environment. On or about [●], 2022, we mailed a Notice of Internet Availability of Proxy Materials to our stockholders of record on the Record Date. The Notice of Internet Availability of Proxy Materials and this Proxy Statement contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the telephone or Internet. All materials will remain posted on www.proxyvote.com at least until the conclusion of the Annual Meeting. The Notice, Proxy Statement and 2021 Annual Report are also available, free of charge, in PDF and HTML format under “Investors—Financials—SEC Filings” on our website at www.syneoshealth.com.

If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability of Proxy Materials contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the Proxy Card that you will receive in response to your request.

Who is Entitled to Vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date, or holders of a valid proxy, are entitled to vote at the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 102,557,907 shares of common stock outstanding and entitled to vote at the Annual Meeting.

How Do I Vote?

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, a stockholder of record. As a stockholder of record, you may vote by proxy in any one of the following ways:

•	Via the Internet by accessing the proxy materials on the secured website www.proxyvote.com and following the voting instructions on that website;
•	Via telephone by calling toll free 1-800-690-6903 and following the recorded instructions; or
•	Via mail by completing, dating, signing and returning the Proxy Card. Please allow sufficient time for delivery of your Proxy Card if you decide to vote by mail.

To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your Proxy Card, or on the instructions that accompanied your proxy materials. Voting via the Internet or telephone must be completed by 11:59 p.m. EDT on May 24, 2022. If you submit or return a Proxy Card without giving specific voting instructions, your shares will be voted as recommended by the Board, as permitted by law.

If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares. In that case, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting may be offered to stockholders owning shares through certain banks and brokers. If your shares are not in your own name and you would like to vote your shares electronically at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

56	2022 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

Who Can Attend the Annual Meeting?

The Annual Meeting will be held entirely online to allow greater participation. You may attend the Annual Meeting online only if you are a Syneos Health stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/SYNH2022. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your Proxy Card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 8:00 a.m. EDT on May 25, 2022. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:55 a.m. EDT, and you should allow time for the check-in procedures.

Can I Change My Vote After I Submit a Proxy?

Yes. Whether you are a stockholder of record or a beneficial owner of shares, you can revoke your proxy or change your vote before your shares are voted at the meeting. If you are a stockholder of record, you may:

•	Give a written notice of revocation bearing a later date than the proxy to our Corporate Secretary at 1030 Sync Street, Morrisville, North Carolina 27560 before the meeting;
•	Duly execute a later-dated proxy relating to the same shares and deliver it to our Corporate Secretary at 1030 Sync Street, Morrisville, North Carolina 27560 before the meeting;
•	Vote electronically at the meeting (although attendance at the meeting will not in and of itself constitute a revocation of a proxy); or
•

If you voted by telephone or via the Internet, vote again by the same means prior to 11:59 p.m. EDT on May 24, 2022 (your latest telephone or Internet vote, as applicable, will be counted and all earlier votes will be disregarded).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also vote electronically at the meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker as previously described.

Stockholder votes will be tabulated by Broadridge Financial Solutions, Inc. who the Board has appointed as inspector of elections.

What Constitutes a Quorum for the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, online or by proxy, of the holders of a majority in voting power of the common stock entitled to vote on the Record Date will constitute a quorum. In accordance with Delaware law, abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present at the meeting. If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting may adjourn the Annual Meeting until a quorum is present or represented.

How Many Votes are Required to Approve Each Proposal at the Annual Meeting?

The following votes are required for the approval of each proposal at the Annual Meeting:

•

Proposal 1 (Election of Directors) – For each Class II director nominee to be elected, the votes cast for such nominee must exceed the votes cast against such nominee. This means that each Class II director nominee must receive more “FOR” votes than “AGAINST” votes in order to be elected as a Class II director.

•

Proposal 2 (Amendment to the Company’s Certificate of Incorporation) – The affirmative vote of the holders of at least 66 2/3% of the outstanding shares of stock entitled to vote is required to approve this proposal.

•	Proposal 3 (Advisory Vote on Executive Compensation) – The affirmative vote of the majority of shares present electronically or represented by proxy at the meeting and entitled to vote.
•

Proposal 4 (Advisory Vote on Frequency of Executive Compensation Votes) – The affirmative vote of the majority of shares present electronically or represented by proxy at the meeting and entitled to vote. If no frequency receives the foregoing vote, the Board will consider the option of one year, two years, or three years that receives the highest number of votes cast to be the frequency recommended by stockholders.

•	Proposal 5 (Ratification of Deloitte & Touche LLP) – The affirmative vote of the majority of shares present electronically or represented by proxy at the meeting and entitled to vote.

57

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

What are Abstentions and Broker Non-Votes and How Will They be Treated?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. A broker non-vote occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent auditors, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors, the amendment to our Certificate of Incorporation, and the advisory vote on our executive compensation.

Abstentions and broker non-votes will have no effect on the election of directors. Abstentions and broker non-votes will have the same effect as votes against the proposed amendment to our Certificate of Incorporation. Abstentions will have the same effect as votes against the advisory vote on our executive compensation. In the advisory vote on the frequency of future advisory votes on executive compensation, abstentions will reduce the likelihood that any single frequency receives the required vote. Broker non-votes are not considered to be entitled to vote and therefore will have no effect on the advisory vote on our executive compensation and the advisory vote on the frequency of future advisory votes on executive compensation. Abstentions will have the same effect as votes against the ratification of the appointment of Deloitte & Touche LLP as our independent auditors. We do not expect any broker non-votes in connection with the ratification of the appointment of Deloitte & Touche LLP.

Why Hold a Virtual Meeting?

We are excited to continue using the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. The virtual format provides the opportunity for participation by a broader group of our stockholders, while reducing costs associated with planning, holding and arranging logistics for an in-person meeting. Hosting a virtual meeting enables increased stockholder attendance and participation because stockholders can participate equally from any location around the world, at little to no cost. In addition, in light of the ongoing COVID-19 pandemic, hosting a virtual annual meeting supports our efforts to maintain a safe and healthy environment for our directors and stockholders who wish to attend the Annual Meeting and it reduces the environmental impact of our Annual Meeting. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/SYNH2022. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

A replay of the Annual Meeting will be made publicly available on our Investor Relations website following the conclusion of the meeting.

What if During the Check-In Time or During the Annual Meeting I have Technical Difficulties or Trouble Accessing the Virtual Meeting Website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/SYNH2022.

Will there be a Question and Answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted during the meeting that are pertinent to the Company and the meeting matters, as time permits. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we provide an opportunity for stockholders to contact us separately after the meeting through our Investor Relations website. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•	irrelevant to the business of the Company or to the business of the Annual Meeting;
•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•	related to any pending, threatened or ongoing litigation;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two question limit;
•	in furtherance of the stockholder’s personal or business interests; or

58	2022 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgement.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

We will post our Q&A on our Investor Relations website following the conclusion of the meeting.

Where Can I Find the Voting Results of the Annual Meeting?

We plan to announce the preliminary voting results at the meeting. We will publish the final results in a Form 8-K filed with the SEC within four business days of the meeting.

59

Certain Relationships and Related Person Transactions

Set forth below is a description of certain relationships and related person transactions between us or our subsidiaries on the one hand, and any of our directors, executive officers and holders of more than 5% of our voting securities on the other hand. We believe that all of the following transactions were entered into with terms as favorable as could have been obtained from unaffiliated third parties.

2021 Transactions with Related Persons

Maria Fotiu, who is the spouse of Michael Brooks, the Company’s Chief Development Officer & Global Head Clinical Development Solutions, is also an employee of the Company and therefore is considered a related person under the Company’s Related Person Transaction Policy and rules of the SEC. Between January 1, 2021 and March 25, 2022, we paid Ms. Fotiu a total of $479,445 in cash compensation, granted Ms. Fotiu restricted stock unit awards with an aggregate grant date fair value of $597,704, and provided Ms. Fotiu with benefits valued at $43,539.

Stockholders’ Agreements

During the year ended December 31, 2021, we were party to Stockholders’ Agreements with each of Advent International Corporation (“Advent”) and entities affiliated with THL (each a “Sponsor”, and collectively, the “Sponsors”). Pursuant to the Stockholders’ Agreements, each Sponsor had certain registration rights depending on their individual ownership percentage of the Company’s outstanding common stock, including demand registration rights, piggyback registration rights and shelf registration statement rights, in each case, subject to certain customary limitations. The Sponsors also had the right to specify the method of distribution of securities, including an underwritten public offering, and approve of the lead managing underwriter and each other managing underwriter. We were responsible for fees and expenses in connection with the Sponsors’ registration rights, other than underwriters’ discounts and brokers’ commissions. The Stockholders’ Agreements terminated in accordance with their terms in June 2021. Since January 1, 2021, we have paid a total of approximately $1.2 million of fees and expenses in connection with the Sponsors’ registration rights.

Indemnification Agreements

We have entered into indemnification agreements with each of our non-employee directors. These agreements, among other things, require us to indemnify each director to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director.

Policies for Approval of Related Person Transactions

We have adopted a written Related Person Transaction Policy to comply with Section 404 of the Exchange Act. For the purposes of our policy, a “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships since the beginning of the Company’s last fiscal year) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which a director, director nominee, executive officer, record or beneficial owner of 5% or more of our common stock, or any immediate family member of any such person (any such person, a “Related Person”) has a direct or indirect material interest.

The Company reviews all known transactions, arrangements and relationships in which the Company and a Related Person are participants to determine whether such transactions, arrangements and relationships constitute Related Person Transactions. The Company’s Office of General Counsel and Finance Department are primarily responsible for developing and implementing processes and procedures to obtain information regarding Related Persons with respect to potential Related Person Transactions and then determining, based on the facts and circumstances, whether such potential Related Person Transactions do, in fact, constitute Related Person Transactions requiring compliance with this Policy.

As set forth in the Related Person Transaction Policy, in the course of its review and approval or ratification of a Related Person Transaction, the Audit Committee will consider:

•	the position with or relationship of the Related Person to us;
•	if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party;

60	2022 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

•	whether the transaction is in the ordinary course of the Company’s business;
•	the potential effect of the transaction on the Company’s business and operations and the extent of the Related Person’s interest in the transaction; and
•	the conflicts of interest and corporate opportunity provisions of the Company’s Code of Business Conduct and Ethics.

Any member of the Audit Committee who is a Related Person with respect to a transaction under review will not be permitted to participate in the discussions or approval or ratification of the transaction. However, such member of the Audit Committee will provide all material information concerning the transaction to the Audit Committee.

61

Additional Information

Stockholder Proposals

Under Rule 14a-8 under the Exchange Act, in order for a stockholder proposal to be included in our proxy materials for the 2023 annual meeting of stockholders, it must be received at our principal executive offices located at 1030 Sync Street, Morrisville, North Carolina 27560 by December [●], 2022.

Stockholders intending to present a proposal at the 2023 annual meeting of stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our bylaws. Among other things, stockholders wishing to present such a proposal or nominate a director for the 2023 annual meeting of stockholders must deliver written notice of the proposal or nomination to the Corporate Secretary not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2023 annual meeting of stockholders no earlier than the close of business on January 25, 2023 and no later than the close of business on February 24, 2023. The notice must contain the information required by the bylaws, a copy of which is available upon request to our Corporate Secretary. In the event that the date of the 2023 annual meeting of stockholders is more than 30 days before or more than 60 days after May 25, 2023, then notice by the stockholder must be delivered to our Corporate Secretary not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2023 annual meeting of stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 27, 2023.

Proxy Solicitation

We bear the expense of soliciting proxies. Our directors, officers, or employees may also solicit proxies personally or by telephone, e-mail, facsimile, or other means of communication. We do not intend to pay additional compensation for doing so. In addition, we have engaged Okapi Partners LLC (“Okapi Partners”) to assist in the solicitation of proxies for the Annual Meeting and we estimate we will pay Okapi Partners a fee of approximately $13,500. We have also agreed to reimburse Okapi Partners for reasonable administrative and out-of-pocket expenses incurred in connection with the proxy solicitation and indemnify Okapi Partners against certain losses, costs and expenses. Additionally, we will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries representing beneficial owners of our common stock, for their expenses in forwarding soliciting materials to those beneficial owners.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with our solicitation of proxies for our 2023 annual meeting of stockholders. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

Delivery of Documents to Stockholders Sharing an Address

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders at that address prior to the mailing date. This delivery method is referred to as “householding” and can result in significant cost savings. This means that only one copy of the proxy materials may have been sent to multiple stockholders in your household. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you would prefer to receive separate copies of proxy materials either now or in the future, please contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. In addition, stockholders at a shared address who receive multiple copies of the proxy materials may request to receive a single copy of the proxy materials in the future in the same manner as described above.

62	2022 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Annual Report on Form 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC, is accessible free of charge on our website at www.syneoshealth.com under “Investors—Financials—SEC Filings.” The Annual Report on Form 10-K contains audited consolidated balance sheets of the Company as of December 31, 2021 and 2020, and the related consolidated statements of operations, statements of comprehensive income, statements of stockholders’ equity and statements of cash flows for each of the years ended December 31, 2021, 2020 and 2019. You can request a copy of our Annual Report on Form 10-K free of charge by calling 1-919-876-9300 or sending an e-mail to Investor.Relations@syneoshealth.com. Please include your contact information with the request.

Other Matters

Other than those matters set forth in this Proxy Statement, the Board of Directors is not aware of any additional matters to be submitted before the 2022 Annual Meeting of Stockholders. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board recommends.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE COMPLETED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

THE BOARD OF DIRECTORS

Dated: [●], 2022

63

Appendix A

Financial Reconciliations

In addition to the financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), this Proxy Statement contains certain non-GAAP financial measures, including adjusted EBITDA, adjusted EBITDA margin, non-GAAP effective income tax rate, and Net Leverage. A “non-GAAP financial measure” is generally defined as a numerical measure of a company’s financial performance that excludes or includes amounts from the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of the Company.

EBITDA represents earnings before interest, taxes, depreciation and amortization. The Company defines adjusted EBITDA as EBITDA, further adjusted to exclude expenses and transactions that the Company believes are not representative of its core operations, namely: restructuring and other costs; transaction and integration-related expenses; share-based compensation expense; other income (expense), net; and gain or loss on extinguishment of debt. The Company presents EBITDA and adjusted EBITDA because it believes they are useful metrics for investors as they are commonly used by investors, analysts and debt holders to measure the Company's ability to fund capital expenditures and meet working capital requirements.

Net Leverage represents total debt less cash and cash equivalents divided by trailing twelve month Adjusted EBITDA.

Each of the non-GAAP measures noted above are used by management and the Board to evaluate the Company's core operating results because they exclude certain items whose fluctuations from period-to-period do not necessarily correspond to changes in the core operations of the business. Adjusted EBITDA is used by management and the Board to assess the performance of the Company's business.

Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP. Also, other companies might calculate these measures differently. Investors are encouraged to review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP measures included in this press release and the accompanying tables.

	Year Ended December 31,
$M	2021	2020	2021	2020
Net income and net income margin, as reported	$234.8	$192.8	4.5%	4.4%
Interest expense, net	79.1	90.9	1.5%	2.1%
Income tax expense (benefit)	80.3	10.9	1.5%	0.2%
Depreciation	73.8	70.2	1.4%	1.6%
Amortization[1]	161.8	152.2	3.1%	3.4%
EBITDA and EBITDA margin	629.9	516.9	12.1%	11.7%
Restructuring and other costs[2]	22.8	29.4	0.4%	0.7%
Transaction and integration-related expenses[3]	52.4	30.2	1.0%	0.7%
Share-based compensation[4]	65.2	58.5	1.3%	1.3%
Other (income) expense, net[5]	(8.6)	(3.0)	(0.2%)	(0.1%)
Loss on extinguishment of debt[6]	3.6	1.6	0.1%	0.0%
Adjusted EBITDA and adjusted EBITDA margin	$765.3	$633.6	14.7%	14.3%

1.

Represents the amortization of intangible assets associated with acquired backlog, customer relationships, trade names and trademarks, intellectual property, patient communities, and acquired technologies.

2.

Restructuring and other costs consist primarily of severance costs associated with a reduction/optimization of our workforce in line with our expectations of future business operations and termination costs in connection with abandonment and closure of redundant facilities and other lease-related charges.

3.	Represents fees associated with acquisitions, stock repurchases and secondary stock offerings, debt placement and refinancings, and other corporate transactions costs.
4.	Represents non-cash share-based compensation expense related to awards granted under equity incentive plans.
5.	Other (income) expense is comprised primarily of foreign currency exchange gains and losses, other gains and losses related to investments, and contingent consideration on divested businesses.
6.	Loss on extinguishment of debt is associated with debt prepayment and refinancing activities.

64	2022 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

$M (except ratios)	As of December 31, 2021
Total Debt	$2,840.8
Cash and Cash Equivalents[1]	106.4
Net Debt[2]	$2,734.4
TTM Adjusted EBITDA	$765.3
Net Leverage[3]	3.6	x
1.	Excludes Restricted Cash of $0.1M.
2.	Net Debt is Total Debt less Cash and Cash Equivalents.
3.	Net Leverage is Net Debt divided by TTM Adjusted EBITDA.

65

Appendix B

Certificate of Amendment to the Certificate of Incorporation

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

SYNEOS HEALTH, INC.

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

_____________________________________________________

The undersigned, for purposes of amending the Certificate of Incorporation, as amended (the “Certificate of Incorporation”), of Syneos Health, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is Syneos Health, Inc. and that this Corporation was originally incorporated pursuant to the General Corporation Law of the State of Delaware on August 13, 2010.
2.

The Board of Directors of the Corporation duly adopted resolutions in accordance with Section 242 of the General Corporation Law of the State of Delaware setting forth amendments to the Certificate of Incorporation of the Corporation and declaring such amendments to be advisable. The resolutions setting forth the amendments are as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation, as amended, is hereby further amended by amending and restating Section 5.2 of Article V thereof in its entirety to read as follows:

“5.2 Number of Directors. The total number of directors constituting the entire Board of Directors shall be such number as may be fixed from time to time exclusively by resolution of at least a majority of the Board of Directors then in office.”

RESOLVED FURTHER, that the Certificate of Incorporation of the Corporation, as amended, is hereby further amended by amending and restating Section 5.3 of Article V thereof in its entirety to read as follows:

“5.3 Election of Directors.  Subject to the terms of any one or more series or classes of Preferred Stock, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II, and Class III. The members of the Board already in office will remain in their current class. Each of the directors elected as Class II directors at the 2022 annual meeting of the stockholders of the Corporation have been elected for a three-year term expiring at the 2025 annual meeting of stockholders. The term of the directors elected as Class III directors shall expire at the 2023 annual meeting of the stockholders of the Corporation and each of the directors to be elected as Class III directors at the 2023 annual meeting of the stockholders of the Corporation shall be elected for a two-year term. The term of the Class I directors shall expire at the 2024 annual meeting of the stockholders of the Corporation and each of the directors to be elected as Class I directors at the 2024 annual meeting of the stockholders of the Corporation shall be elected for a one-year term. From and after the 2025 annual meeting of the stockholders of the Corporation, the Board shall no longer be classified and at each succeeding annual meeting of the stockholders of the Corporation, each of the directors shall be elected for one-year terms. Notwithstanding the foregoing provisions of this section, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal.  No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.”

66	2022 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

RESOLVED FURTHER, that the Certificate of Incorporation of the Corporation, as amended, is hereby further amended by amending and restating Section 5.4 of Article V thereof in its entirety to read as follows:

“5.4 Removal of Directors.  Subject to the terms of any one or more series or classes of Preferred Stock, any or all of the directors may be removed at any time (a) only as provided in Section 141(k) of the DGCL and (b) only by the affirmative vote of a majority of the voting power of all outstanding shares of stock of the Corporation entitled to vote thereon, voting as a single class.”

RESOLVED FURTHER, that the Certificate of Incorporation of the Corporation, as amended, is hereby further amended by amending and restating Section 5.6 of Article V thereof in its entirety to read as follows:

“5.6 Vacancies. Subject to the terms of any one or more series or classes of Preferred Stock, any vacancies in the Board of Directors for any reason and any newly created directorships resulting by reason of any increase in the number of directors shall be filled only by the Board of Directors (and not by the stockholders), acting by a majority of the remaining directors then in office, even if less than a quorum, or by a sole remaining director, and any directors so appointed shall hold office until the next election of the class of directors to which such directors have been appointed or, following the termination of the division of directors into three classes, directors so appointed shall hold office for a term expiring at the next annual meeting of stockholders held after their appointment as directors, and, in either case, until their successors are duly elected and qualified.”

RESOLVED FURTHER, that the Certificate of Incorporation of the Corporation, as amended, is hereby further amended by amending and restating Section 6.2 of Article VI thereof in its entirety to read as follows:

“6.2 Advance Notice. Advance notice of nominations for the election of directors or proposals of other business to be considered by stockholders, made other than by the Board of Directors or a duly authorized committee thereof or any authorized officer of the Corporation to whom the Board of Directors or such committee shall have delegated such authority, shall be given in the manner provided in the Bylaws of the Corporation. Without limiting the generality of the foregoing, the Bylaws may require that such advance notice include such information as the Board of Directors may deem appropriate or useful.”

RESOLVED FURTHER, that the Certificate of Incorporation of the Corporation, as amended, is hereby further amended by amending and restating Section 10.1 of Article X thereof in its entirety to read as follows:

“10.1 [Reserved].”

3.

The stockholders of the Corporation duly adopted such amendments at the annual meeting of stockholders held on May ___, 2022 in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	Such amendments were duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this ___ day of May, 2022.

SYNEOS HEALTH, INC.

Jonathan Olefson
General Counsel and Corporate Secretary

67

Syneos Health

Corporate Headquarters

1030 Sync Street

Morrisville, NC 27560

Phone: +1 919 876 9300

Fax: +1 919 876 9360

Toll-Free: +1 866 462 7373

About Syneos Health

Syneos Health® (Nasdaq:SYNH) is the only fully integrated biopharmaceutical solutions organization purpose-built to accelerate customer success. We lead with a product development mindset, strategically blending clinical development, medical affairs and commercial capabilities to address modern market realities.

We bring together approximately 28,000 minds, across more than 110 countries, with a deep understanding of patient and physician behaviors and market dynamics. Together we share insights, use the latest technologies and apply advanced business practices to speed our customers’ delivery of important therapies to patients.

Syneos Health supports a diverse, equitable and inclusive culture that cares for colleagues, customers, patients, communities and the environment.

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Logo SCAN TO VIEW MATERIALS & VOTE SYNEOS HEALTH, INC. 1030 SYNC STREET MORRISVILLE, NC 27560 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT on May 24, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SYNH2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT on May 24, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please allow sufficient time for delivery of your proxy card if you decide to vote by mail. D75997-P69410 SYNEOS HEALTH, INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors For Against Abstain Nominees: The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 1a. Todd M. Abbrecht 5. To ratify the appointment of the Company's independent auditors Deloitte & Touche LLP. 1b. John M. Dineen 1c. William E. Klitgaard NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1d. David S. Wilkes, M.D. 2. To approve an amendment to the Certificate of Incorporation to phase-out the classified board structure and provide that all directors elected at or after the 2025 annual meeting of stockholders be elected on an annual basis. 3. To approve, on an advisory (nonbinding) basis, our executive compensation. Three Years One Year Two Years Abstain The Board of Directors recommends you vote ONE YEAR on the following proposal: 4. To approve, on an advisory (nonbinding) basis, the frequency of future stockholder advisory votes on executive compensation. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS Signature [PLEASE SIGN WITHIN BOX] Date Signature joint Owners Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com. D75998-P69410 SYNEOS HEALTH, INC. Annual Meeting of Stockholders May 25, 2022 8:00 AM EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Jason Meggs and Jonathan Olefson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A Common stock of Syneos Health, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM EDT on May 25, 2022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side